                                DECEMBER 31,2001




                             [LOGO] Heartland Funds
                             ----------------------
                          AMERICA'S VALUE INVESTOR(R)





                               Select Value Fund

                                Value Plus Fund

                                   Value Fund





                                 ANNUAL REPORT

                                Table of Contents

EQUITY FUNDS
--------------------------------------------------------------------------------
   Letter to Shareholders ............................................   2

   Select Value Fund Management's Discussion of Fund Performance .....   4

   Value Plus Fund Management's Discussion of Fund Performance .......   6

   Value Fund Management's Discussion of Fund Performance ............   8

   Financial Statements

     Schedules of Investments ........................................  10

     Statements of Assets and Liabilities ............................  17

     Statements of Operations ........................................  18

     Statements of Changes in Net Assets .............................  19

     Financial Highlights ............................................  20

     Notes to Financial Statements ...................................  23

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   Definitions .......................................................  28

   Summary of Management .............................................  29

                                DEAR SHAREHOLDER
--------------------------------------------------------------------------------

[PHOTO]

Quiet Celebration

2001 will be remembered for the tragic events of September 11, for the recession that took hold of our economy in the subsequent months, and for the scandal at Enron that continues to unfold and threatens to expand.

It could have been, and still should be, remembered for the resurgence of small-cap and mid-cap value stocks. And as the year that the average stock outperformed the major indices - the Stealth Bull Market.

With the year in the books, it is easy to see the outperformance of value stocks over their growthier counterparts in the table below. The domination by the value-oriented indices extended across the entire capitalization spectrum, with small-cap value stocks leading the pack.

                                                 2001             2001 Value
                                             Total Returns      Outperformance
--------------------------------------------------------------------------------
Small-Cap Stocks
Russell 2000 Value Index                         14.03%             23.26%
Russell 2000 Growth Index                        -9.23

Mid-Cap Stocks
S&P MidCap 400 Barra Value Index                  7.14%             15.11%
S&P MidCap 400 Barra Growth Index                -7.97

Large-Cap Stocks
S&P 500 Barra Value Index                       -11.71%              1.02%
S&P 500 Barra Growth Index                      -12.73

Along with small and mid-cap value stocks, the Value Line Index, an unweighted measure of how the average stock performed, was up 10.88% for the year. In stark contrast, the headline-grabbing S&P 500 was down 11.88% for 2001, and the NASDAQ Composite, which is laden with the large-cap technology stocks that growth investors fell in love with two years ago, was down 21.05%.

Finding Value in a Slowdown

We are proud to report that all three of our Equity Funds finished the year with double-digit total returns. Our success was due, in part, to our strict adherence to our value investing discipline. At Heartland, value investing means identifying individual companies with solid balance sheets, strong cash flows and positive earnings.

2 |  Annual Report: December 31, 2001

                                     Fourth Quarter                   2001
                                 of 2001 Total Returns            Total Returns
--------------------------------------------------------------------------------
Heartland Select Value Fund              19.23%                       16.43%
Heartland Value Plus Fund                18.95                        34.76
Heartland Value Fund                     19.45                        29.45

Our core philosophy is to invest in companies with stock prices that do not reflect the full worth of the underlying company. This devotion to value investing rarely leads us to the most popular, most talked about, or highest-priced sectors of the market. Instead, our quest for value often leads us to unknown, under-owned and unloved companies - the type of stock that participated in the Stealth Bull Market of 2001. There is more information about each Fund's benchmark-beating performance in 2001, including total returns for the standard reporting time periods, in the manager discussions of the individual Funds.

Still Thinking Big and Buying Small - Valuations Matter

From these tables, it is apparent that small and mid-cap stocks topped their larger counterparts in 2001. More importantly, we believe there is cause for optimism going forward. Our foremost reason is the current valuation gap between small and large capitalization stocks. At year end, small companies were priced at a discount based on their price to cash flow and price to sales. Despite recent outperformance, the graphs reveal that this valuation difference is still historically wide. What's more, with the market being skewed by additional uncertainty courtesy of questionable accounting practices, we believe investors will continue to seek the relative security of lower P/E stocks with solid balance sheets.

In summary, we are especially pleased with our performance over what has been a difficult year, in and out of the investment world. Our thoughts and support go out to all those involved, and we wish you and yours a peaceful and prosperous New Year.

Sincerely,

/S/ William J. Nasgovitz

William J. Nasgovitz
President

                     Small Cap Stocks - Still Better Values
                          Relative to Large Cap Stocks
--------------------------------------------------------------------------------

                    Relative Price to Cash Flow 1976 to 2001

                                     [GRAPH]

Relative Price to Cash Flow
Small/Large

          Large Cap Value
12/75     0.63
          0.73
          0.88
12/78     0.89
          1.03
          1.09
          1.09
12/82     1.46
          1.58
          1.38
          1.59
12/86     1.58
          1.32
          1.39
          1.32
01/90     1.29
          1.12
          1.18
          1.32
01/94     1.47
          1.4
          1.42
          1.22
01/95     1.28
          1.31
          1.42
          1.34
01/96     1.3
          1.34
          1.27
          1.3
01/97     1.15
          1.14
          1.17
          1.11
01/98     1.04
          0.99
          0.9
          0.86
01/99     0.66
          0.71
          0.83
          0.76
00/01     0.6
          0.64
          0.7
          0.7
04/01     0.83


                      Relative Price to Sales 1976 to 2001

                                     [GRAPH]

Relative Price to Sales
Small/Large

          Large Cap Value
12/75     0.36
          0.48
          0.62
12/78     0.61
          0.68
          0.74
          0.7
12/82     0.81
          0.89
          0.93
          0.93
12/86     0.87
          0.71
          0.75
          0.7
01/90     0.59
          0.68
          0.74
          0.81
01/94     0.77
          0.71
          0.75
          0.74
01/95     0.7
          0.71
          0.75
          0.7
01/96     0.71
          0.72
          0.73
          0.72
01/97     0.64
          0.63
          0.75
          0.69
01/98     0.64
          0.58
          0.51
          0.48
01/99     0.39
          0.42
          0.44
          0.45
00/01     0.37
          0.36
          0.38
          0.41
04/01     0.44

The charts compare the relative valuations of the Merrill Lynch Small Cap Research (MLSCR) benchmarks. For 2001, data point price to cash flow is based on trailing four quarters cash flow ended June 2001 divided by November 2001 price. Small cap represents 1,500 companies with market capitalizations from $290 million to $1.9 billion; and large cap represents 360 companies over $64 billion market capitalization. These are Merrill Lynch's propriety composites and they may differ from performance and composition of the Heartland Funds.

--------------------------------------------------------------------------------

The funds invest in small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. The Select Value and Value Plus Funds also invest in a smaller number of stocks (currently 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the fund's returns.

Index definitions are listed on last page of this report. It is not possible to invest directly in an index.

Past performance does not guarantee future results. Total return reflects reinvestment of dividends and capital gains. Investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund's expenses. Without such waiver, Select Value total returns would have been lower.

Subject to certain exceptions, shares of the Value and Value Plus Funds redeemed or exchanged within 90 days of purchase are subject to a 1% redemption fee.

Securities and manager views are subject to change without notice. Discussions are intended as illustrations of investment strategy, not as recommendations. Enron Corp. represented 0.0% of each of the Funds' total net assets for all periods covered by this report.

                                                               Value Report  | 3

                           Heartland Select Value Fund

[PHOTO]
M. Gerard Sandel, CFA
Lead Portfolio Manager

[PHOTO]
Eric J. Miller, CMA
Portfolio Co-Manager

--------------------------------------------------------------------------------
"Using this multi-capitalization value approach, the Select Value Fund was able to pursue what its portfolio managers believed were the best values in small, medium and large company stocks."
--------------------------------------------------------------------------------

As has been widely publicized, 2001 proved to be an extremely difficult year for the stock market as a whole. In contrast, it proved to be a positive year for the Heartland Select Value Fund. For the year ended December 31, 2001, the Fund was up 16.43%, while the S&P 400 MidCap Barra Value Index returned 7.14%, and the S&P 500 Index of large company stocks returned -11.88%.

During the fourth quarter of the year, the Select Value Fund also outperformed both of these indices. For the three months ended December 31, 2001, the S&P 500 Index was up 10.69% and the S&P MidCap 400 Barra Value Index returned 14.53%. The Fund, on the other hand, posted a total return of 19.23% for this period.

Lipper Awards and Top Decile Rankings

In 2001, the Select Value Fund not only posted impressive returns, but it also continued to outpace most of its peers. For the twelve months ended December 31, 2001, the Fund ranked 5 out the 479 funds for total return in the Lipper Multi-Cap Value Fund peer group. According to Lipper, the Fund placed in the top 2% of all funds in the multi-cap value category.

The Select Value Fund was also designated as Lipper Leader for Preservation among multi-cap value funds for the three years ended December 31, 2001. According to Lipper, the Fund demonstrated a superior ability to avoid losses for historical periods, although the Fund may have experienced losses for some periods. In addition, those losses may have been greater than for mutual funds in other Lipper categories./1/

The Benefits of Style

We believe one of the keys to the performance of the Select Value Fund was our multi-capitalization investment philosophy. Using this approach, the Fund was able to pursue what its portfolio managers believed were the best values in small, medium and large company stocks. This last year, shareholders of the Fund benefited from our positive outlook for smaller companies.

As of December 31, 2001, the Select Value Fund held the following diversification across the capitalization spectrum:

Heartland Select                           Percentage of Equity Investments
Value Fund/2/                                              As of 12/31/2001
---------------------------------------------------------------------------
   Large-Cap Companies                                   28.5%
---------------------------------------------------------------------------
   Mid-Cap Companies                                     30.6%
---------------------------------------------------------------------------
   Small-Cap Companies                                   40.9%
---------------------------------------------------------------------------

More importantly, going forward, we believe the ability of the Fund to make meaningful and timely allocation decisions will continue to benefit our shareholders.

4  | Annual Report: December 31, 2001

                                Select Value Fund
                      Growth of $10,000 since inception/3/
                            (inception date 10/11/96)

                                     [GRAPH]

          Select Value       S&P 500       S&P Barra Midcap Value

10/11/96         10,000            10,000        10,000
Dec-96           10,500            10,714        10,892
                 10,660            11,002        10,890
                 12,140            12,923        12,165
                 13,270            13,891        13,886
Dec-97           12,905            14,289        14,367
                 14,542            16,283        16,078
                 13,650            16,821        15,411
                 11,468            15,148        13,258
Dec-98           13,129            18,372        15,321
                 12,396            19,289        14,087
                 14,184            20,649        16,191
                 12,756            19,359        14,614
Dec-99           13,384            22,240        15,677
                 13,966            22,748        16,660
                 14,012            22,144        16,217
                 15,438            21,930        18,333
Dec-00           17,485            20,214        20,042
                 18,098            17,817        19,351
                 18,651            18,860        21,553
                 17,074            16,092        18,749
Dec-01           20,357            17,811        21,472

Outlook

Because of the tragic events of September 11 and their effects on the U.S. economy, it is difficult to project corporate earnings over the near-term. Despite this, we remain intermediate and longer-term optimists. We believe the U.S. government and the Federal Reserve acted appropriately by providing substantial fiscal and monetary stimulus. In fact, since the beginning of 2001, the Fed has cut short-term interest rates eleven times, from 6.50% to 1.75% - that's lowest level in over four decades. Although we may see signs of economic weakness early in 2002, we believe the strength of the U.S. economy will become apparent over the course of the upcoming year and beyond.

                             As of December 31, 2001
--------------------------------------------------------------------------------
                         Average Annual Total Returns/3/

                                                  One     Three    Five      Since Inception
                                                 Year     Year     Year         (10/11/96)
---------------------------------------------------------------------------------------------
Heartland Select Value Fund                     16.43%    15.74%   14.16%         14.58%
---------------------------------------------------------------------------------------------
S&P MidCap 400 Barra Value Index                 7.14     11.91    14.54          15.69
---------------------------------------------------------------------------------------------
S&P 500 Index                                  -11.88     -1.03    10.70          11.64
---------------------------------------------------------------------------------------------

                      Portfolio Highlights and Statistics

Number of holdings ................................................           46
Net assets ........................................................  $29.46 mil.
NAV ...............................................................  $     17.30
Median market cap .................................................  $ 2,926 mil
Weighted average market cap .......................................  $10,599 mil
Fund vs. S&P MidCap Barra Value Index
   Alpha ..........................................................         0.38
   Beta ...........................................................         0.87
   R-squared ......................................................         0.76

                               Valuation Analysis


                                        Price/Earnings
                                     (trailing 12-months)   Price/Cash Flow   Price/Book
---------------------------------------------------------------------------------------------
Heartland Select Value Fund                20.6X                 8.6X            2.1X
---------------------------------------------------------------------------------------------
S&P MidCap 400 Barra Value Index           15.5X                 7.8X            1.6X
---------------------------------------------------------------------------------------------
S&P 500 Index                              24.2X                14.2X            3.7X
---------------------------------------------------------------------------------------------

Based on 12-month actual earnings, excludes negative earnings.
Source: Russell Analytics and Heartland Advisors, Inc.

         Top Ten Holdings (Excludes cash equivalents) - % of Net Assets

Koninkijke (Royal) Phillips .............................................   3.8%
Allstate Corporation ....................................................   3.2
AVX Corporation .........................................................   3.1
RPM Inc/Ohio ............................................................   2.8
Boston Scientific Corporation ...........................................   2.6
Carlisle Companies, Inc. ................................................   2.6
Goodrich Corporation ....................................................   2.5
Southern Company ........................................................   2.5
Mead Corporation ........................................................   2.3
Stewart & Stevenson Services ............................................   2.3

--------------------------------------------------------------------------------

The Fund invests in small and mid-sized companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. The Fund also invests in a smaller number of stocks (currently 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the fund's returns.

/1/ Lipper, an independent monitor of mutual fund performance, ranked the Fund
    23/356, 39/234 and 32/211 for total return in the Lipper Multi-Cap Value Fund peer group for the three year, five year and since inception (10/17/1996) periods through December 31, 2001. Lipper Leader for Preservation designation reflects the degree of a fund's historical success in avoiding periods of losses relative to other funds within the same asset class. Preservation designations are relative, rather than absolute, measures and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. The Select Value Fund received the Preservation designation from among equity funds, for the three years ended December 31, 2001. Each fund receives a score of 1 to 5, with the funds scoring a 1 designated as a "Lipper Leader" for Preservation. The designation is subject to change every month. Lipper Leader designations are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader designations copyright 2001, Reuters, All Rights Reserved.

/2/ Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion and small-cap companies to be smaller than $2 billion. Not all portfolio holdings experienced similar results as those listed. Some holdings may have lost value.

/3/ Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividend. The Fund's portfolio may differ significantly from the securities in the indices. Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund's expenses. Without such waiver, total returns prior to this date would have been lower.

    S&P MidCap 400 Barra Value Index is an unmanaged index of companies within the S&P MidCap 400 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations. For comparison purposes, the value on 9/30/96 is used as the beginning value on 10/11/96. S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries. It is not possible to invest directly in an index.

                                                               Value Report |  5

                            Heartland Value Plus Fund
[PHOTO]
M. Gerard Sandel, CFA
Lead Portfolio Manager

[PHOTO]
William J. Nasgovitz
Portfolio Co-Manager

--------------------------------------------------------------------------------
"We recognize the uncertainty in the current market, but we believe that this economic downturn, like every recession the U.S. has ever faced, will end in recovery."
--------------------------------------------------------------------------------

For the year ended December 31, 2001, the Heartland Value Plus Fund was up 34.76%. The Fund outperformed both the Russell 2000 Value Index of low price-to-book small company stocks and the Russell 2000 Index of small company stocks for the year. The benchmarks returned 14.03% and 2.49%, respectively.

We believe this performance was particularly impressive given the struggles in the overall stock market. For example, the NASDAQ Composite, which is dominated by very large technology companies, suffered though another tough year to finish with a total return of -21.05% for 2001. In the large capitalization sector, both the Dow Jones Industrial Average and the S&P 500 Index languished. These indices posted total returns of -7.10% and -11.88%, respectively./1/

Top Decile Ranking

The Value Plus Fund not only topped its benchmark indices in 2001, it also outpaced most of its peers. In fact, according to Lipper, the total return of the Fund ranked 5 out of the 283 funds in their small-cap value universe for the year ended December 31, 2001 - that's in the top 2% of all small-cap value funds./2/

Value in Being Economically Sensitive

Going into 2001, we made a purposeful decision to step up our allocation toward companies that operate in economically sensitive industries. We believed that, with the Federal Reserve aggressively cutting short-term interest rates and the federal government putting more money in the hands of consumers by reducing tax rates, the slowdown in the U.S. economy would be short lived.

Accordingly, the top holding in the Value Plus Fund at the end of this year - and a key contributor to our strong 2001 returns - was RPM, Inc. (RPM). This company in the materials and processing sector specializes in industrial coatings, and it has a solid portfolio of products such as Rust-Oleum paints and DAP adhesives. In addition, shareholders in the Fund also benefited from our favorable allocation into the economically sensitive technology sector. Cubic Corporation (CUB) and Tier Technologies Inc. (TIER) are two tech sector companies that are listed among the Fund's top holdings, and both made positive contributions to performance in 2001./3/

Rodney Hathaway, CFA Named Portfolio Co-Manager

On January 7, 2002, Heartland Advisors proudly announced Rodney Hathaway as portfolio co-manager of the Value Plus Fund. Rodney has been a valuable member of the investment team for over four years, focusing on the healthcare, biotechnology and software sectors. He has earned an MBA from The Ohio State University and has received the CFA designation. Rodney will co-manage the Fund with lead manager M. Gerard Sandel and William J. Nasgovitz.

6 | Annual Report: December 31, 2001

                                 Value Plus Fund
                      Growth of $10,000 since inception/4/
                            (inception date 10/26/93)

                                    [GRAPH]

                        Value Plus      Russell 2000    Russell 2000 Value
10/26/93                 10,000            10,000                10,000
                         10,522            10,147                10,138
                         10,584             9,877                 9,999
                         10,153             9,492                 9,820
                         10,263            10,151                10,285
  Dec-94                 10,001             9,962                 9,981
                         10,672            10,421                10,351
                         11,794            11,398                11,259
                         12,507            12,524                12,195
  Dec-95                 12,441            12,796                12,551
                         13,270            13,448                13,101
                         14,374            14,121                13,637
                         14,983            14,169                13,840
  Dec-96                 16,646            14,905                15,233
                         17,219            14,135                15,195
                         18,408            16,426                17,488
                         21,257            18,870                19,742
  Dec-97                 21,740            18,238                20,074
                         22,622            20,073                21,750
                         21,597            19,137                20,965
                         18,736            15,282                17,217
   1-Dec                 19,396            17,774                18,779
                         17,831            16,812                16,959
                         21,165            19,427                19,766
                         18,222            18,199                18,220
  Dec-99                 19,720            21,555                18,500
                         21,433            23,082                19,207
                         20,138            22,210                19,581
                         20,651            22,455                21,019
  Dec-00                 17,978            20,904                22,722
                         19,422            19,544                22,943
                         21,483            22,355                25,627
                         20,367            17,708                22,209
  1-Dec                  24,227            21,442                25,922

Outlook

Although, on many fronts, the past year has been extremely harrowing, we remain optimistic for the financial markets in the intermediate and longer term. While the fallout from the tragic events of September 11 has clouded the immediate future, we believe the underlying strength of the U.S. economy, fueled by the lowest interest rates in four decades, will improve corporate earnings and, in turn, will benefit the shareholders of the Value Plus Fund. We recognize the uncertainty in the current market, but we believe that this economic downturn, like every recession the U.S. has ever faced, will end in recovery.

                             As of December 31, 2001
--------------------------------------------------------------------------------
                          30-Day Annualized SEC Yield

Heartland Value Plus Fund....................................             1.27%

                         Average Annual Total Returns/4/

                                       One    Three   Five     Since Inception
                                       Year    Year   Year        (10/26/93)
-------------------------------------------------------------------------------
Heartland Value Plus Fund            34.76%    7.69%  7.80%        11.42%
-----------------------------------------------------------------------------
Russell 2000 Value Index             14.03    11.33  11.21         12.35
-----------------------------------------------------------------------------
Russell 2000 Index                    2.49     6.42   7.52          9.77
-----------------------------------------------------------------------------

                      Portfolio Highlights and Statistics

Number of holdings .............................               37
Net assets .....................................      $60.06 mil.
NAV ............................................          $ 16.12
Median market cap ..............................        $852 mil.
Weighted average market cap ....................        $953 mil.
Fund vs. Russell 2000 Value Index
   Alpha .......................................            -0.16
   Beta ........................................             0.88
   R-squared ...................................             0.53

                               Valuation Analysis

                                    [GRAPH]

                        P/E     P/CF      P/B
Value Plus              24.3      9.2     2.1
Russell 2000 Value      16.5    12.29    1.59
Russell 2000            18.7    20.16    2.12

Based on trailing 12-month actual earnings, excludes negative earnings.
Source: Russell Analytics and Heartland Advisors, Inc.

 Top Ten Holdings (Excludes cash equivalents) - % of Net Assets

RPM Inc/Ohio .......................................      4.4%
Cubic Corporation ..................................      4.3
Arch Chemicals, Inc. ...............................      3.9
Tier Technologies, Inc. (Class B) ..................      3.6
Kelly Services, Inc. (Class A) .....................      3.5
Tidewater, Inc. ....................................      3.4
Alliant Energy Corporation .........................      3.4
First American Corporation .........................      3.4
Herbalife International, Inc. (Class B) ............      3.4
Methode Electronics (Class A) ......................      3.1

--------------------------------------------------------------------------------

Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. NASDAQ Composite Index includes all stocks listed on the NASDAQ Stock Market. Dow Jones Industrial Average is computed by summing the prices of the stocks of 30 companies and then dividing that total by an adjusted value-one which has been adjusted over the years to account for the effects of stock splits on the prices of the 30 companies. It is not possible to invest directly in an index.

The Fund invests in smaller companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. The Fund also invests in a smaller number of stocks (currently 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the fund's.

Subject to certain exceptions, shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 1% redemption fee.

/1/ As of December 31, 2001, the average annual total returns for the three year, five year and since the Fund's inception (10/26/93) of the NASDAQ Composite were -3.83%, 8.60% and 12.03%, respectively; Dow Jones Industrial Average were 2.96%, 9.21% and 13.06%, respectively; and S&P 500 Index were -1.03%, 10.70% and 13.80%, respectively.

/2/ Lipper, an independent monitor of mutual fund performance, ranked the Fund 180/215, 95/111 and 34/52 for total return in the Lipper Small-Cap Value Fund peer group for the three year, five year and since inception (10.26.1993) periods through December 31, 2001.

/3/ Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. As of December 31, 2001, RPM Inc., Cubic Corp. and Tier Technologies Inc. represented 4.4%, 4.3% and 3.6% of the Fund's total net assets; and materials and processing sector companies and technology sector companies represented 20.9% and 20.2% of the Fund's total equity investments; (excluding cash equivalents). Not all portfolio holdings experienced similar results as those listed. Some holdings may have lost value.

/4/ Past Performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividend. The Fund's portfolio may differ significantly from the securities in the indices.

                                                                Value Report | 7

                              Heartland Value Fund

William J. Nasgovitz
Lead Portfolio Manager

Eric J. Miller, CMA
Portfolio Co-Manager

--------------------------------------------------------------------------------
"In our evaluation, we found that 7 out of every 10 stocks in the Fund added to its value. We believe breadth of this magnitude is an affirmation of our investment process and a tangible reason to be optimistic going into 2002."
--------------------------------------------------------------------------------

                        Resurgence of Small Cap Stocks*
                Relative Performance of Small Caps vs. Large Caps
                          January 1960 - December 2001

                                    [GRAPH]

Based on Russell 2000 and the S&P 500 Indexes. Source: Schroder & Co. and The Leuthold Group

*Past performance does not guarantee future results. This chart is illustrative and is not intended to be indicative of any Heartland Fund. An investment cannot be made in a index.

For Heartland Value Fund investors, 2001 was definitely a positive year, with the Fund posting a total return of +29.45%. The Fund outperformed both the Russell 2000 Value Index of low price-to-book small company stocks and the Russell 2000 Index of small company stocks, which returned 14.03% and 2.49%, respectively.

The Fund, for the fourth quarter of 2001, also outperformed its primary benchmark. Over the three months ended December 31, 2001, the Fund was up 19.45%, while the Russell 2000 Value was up 16.72%. The Russell 2000 gained 21.09% for this quarter.

Unfortunately, most positive aspects of 2001 will be overshadowed by the tragic events of September 11. For many investors, that will mean hearing numerous descriptions of earnings shortfalls and how the Dow Jones Industrial Average and S&P 500 Index were down for the second consecutive year. While these large company indices have not posted back-to-back negative numbers since 1972-73, we believe it is at least as important to report on the resurgence of small company stocks, especially small company value stocks./1/

The Breadth of Value

During 2001, we were very pleased by the number of stocks in the portfolio that made positive contributions to total return of the Value Fund. In our evaluation, we found that 7 out of every 10 stocks in the Fund added to its value. We believe breadth of this magnitude is an affirmation of our investment process and a tangible reason to be optimistic going into 2002.

Smaller, Healthier Stocks

One sector that we have followed closely for quite some time is healthcare. Initially, we were attracted to this sector by extremely reasonable valuations and an historical resistance to recessionary forces. Through our extensive research, we identified a number of healthcare companies with capable management and realistic catalysts for appreciation - two of the more important criteria in our Ten Point Value Investment Grid(TM) we use to evaluate every stock we are considering adding to the Fund.

One of the strongest performers in the Fund's portfolio in 2001 was NABI, Inc.
(NABI). This biopharmaceutical company produces an effective treatment for exposure to hepatitis-B, a disease that afflicts more the 2 billion people worldwide. NABI recently signed an international distribution agreement for this vaccine. In addition, the company is developing treatments for hepatitis-C, Staphylococcus (Staph infections) and nicotine addiction./2/

8 | Annual Report: December 31, 2001

                                   Value Fund
                     Growth of $10,000 over last 10 years/4/

                                     [GRAPH]

                        Value Fund   Russell 2000 Value      Russell 2000
12/1/91                  10,000            10,000                10,000
                       11,033.6          11,007.1              10,013.3
 Dec-92                14,247.7          12,913.6                11,841
                       16,921.9          15,983.6              14,076.5
 Dec-94                17,211.7          15,736.8              13,819.7
                       22,341.2          19,788.5              17,751.6
 Dec-96                27,030.3          24,016.8              20,679.5
                       33,299.7          31,650.4              25,304.1
 Dec-98                29,482.4          29,608.6              24,660.1
                       36,856.5            29,168              29,901.8
 Dec-00                37,603.5          35,825.7              28,998.5
                       47,800.1          40,405.7              31,011.7
 Dec-01                48,677.8          40,871.1              29,744.6

Another Top Decile Fund

Like all of our equity funds, the Value Fund outperformed most of its peers in 2001. Lipper ranked the total return of the Value Fund in the top 10% of funds in their small-cap value universe for the year ended December 31, 2001. Also, Lipper ranked the Fund #1 since its inception (12/28/1984) out of the 8 funds in their small-cap value peer group./3/

Outlook

Despite the outperformance of the small company sector of the stock market over the last two years, we believe we are still in the early-to-mid stages of this cycle. One reason for this belief is the historical tendency for small company stocks to outperform larger ones as our economy comes out of recessions. While our economy may not experience the sharp "V-shaped" recovery that some economists are predicting, we believe the strength of the U.S. economy will become apparent in the second half of 2002. In addition, we are encouraged to find that small company stocks are still more reasonably priced than their larger capitalization brethren.

                             As of December 31, 2001
--------------------------------------------------------------------------------

                         Average Annual Total Returns/4/

                                  One     Five      Ten      Since Inception
                                  Year    Year     Year         (12/28/84)
-------------------------------------------------------------------------------
Heartland Value Fund             29.45%  12.49%   17.15%             15.55%
-------------------------------------------------------------------------------
Russell 2000 Value Index         14.03   11.21    15.12              13.55
------------------------------------------------------------------------------
Russell 2000 Index                2.49    7.52    11.51              11.61
-------------------------------------------------------------------------------

                       Portfolio Highlights and Statistics

Number of holdings .............................................           201
Net assets .....................................................    $1.09 bil.
NAV ............................................................    $    37.25
Median market cap ..............................................    $ 139 mil.
Weighted average market cap ....................................    $ 640 mil.
Fund vs. Russell 2000 Value Index
   Alpha .......................................................          0.55
   Beta ........................................................          1.03
   R-squared ...................................................          0.59

                               Valuation Analysis

                                    [GRAPH]

                        P/E     P/CF      P/B
Value                   22.3     10.1     2.1
Russell 2000 Value      16.5    12.29    1.59
Russell 2000            18.7    20.16    2.12

Based on trailing 12-month earnings, excludes negative earnings.
Source: Russell Analytics and Heartland Advisors, Inc.

   Top Ten Holdings (Excludes cash equivalents) - % of Net Assets

ICN Pharmaceuticals, Inc ...................................     5.2%
US Oncology, Inc ...........................................     3.1
NABI .......................................................     2.4
URS Corporation ............................................     2.2
Presidential Life Corporation ..............................     1.9
Republic Services, Inc .....................................     1.8
Henry Schein, Inc. .........................................     1.7
Navigant Consulting ........................................     1.7
Humana, Inc ................................................     1.5
Associated Banc-Corp .......................................     1.4

--------------------------------------------------------------------------------
The Fund invests in smaller companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Subject to certain exceptions, shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 1% redemption fee.

/1/ As of December 31, 2001, the average annual total returns for the one year, three year, five year, ten year and since the Fund's inception (12/28/84) of the Dow Jones Industrial Average were -7.10%, 2.96%, 9.21%, 12.19% and 13.27%, respectively; and S&P 500 Index were -11.88%, -1.03%, 10.70%,
     12.94% and 15.08%, respectively.

/2/ Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. As of December 31, 2001, NABI, Inc. represented 2.4% of the Fund's total net assets; and healthcare 27.7% of the Fund's total equity investments; (excluding cash equivalents). Not all portfolio holdings experienced similar results as those listed. Some holdings may have lost value.

/3/ Lipper, an independent monitor of mutual fund performance, ranked the Fund 22/283, 33/215, 45/111 and 4/32 for total return in the Lipper Small-Cap Value Fund peer group for the one year, three year, five year and ten year periods through December 31, 2001.

/4/ Past Performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividend. The Fund's portfolio may differ significantly from the securities in the indices.

                                                                Value Report | 9

                                          EQUITY FUNDS
                                      Financial Statements

Schedule of Investments                                                                    December 31, 2001
-----------------------------------------------------------------------------------------------------------------
SELECT VALUE FUND
-----------------------------------------------------------------------------------------------------------------
                                                                                                   Percent of
COMMON STOCKS                                  Shares           Industry                  Value    Net Assets
-----------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratios
Alliant Energy Corp.                         21,400     Electric                       $ 649,704       2.2%
Allstate Corp.                               27,700     Insurance-Property/Casualty      933,490       3.2
Bank of America Corp.                         9,200     Banking                          579,140       2.0
Cooper Tire & Rubber Co.                     35,400     Parts and Distribution           564,984       1.9
Federated Department Stores, Inc. (a)        13,100     Retail                           535,790       1.8
First American Corp.                         27,600     Specialty Finance                517,224       1.8
Goodrich Corp.                               27,800     Aerospace                        740,036       2.5
Host Marriott Corp. (REIT)                   32,700     REITs                            294,300       1.0
Humana, Inc. (a)                             49,700     Healthcare Services              585,963       2.0
Jefferson Smurfit Group PLC                  28,200     Packaging                        634,500       2.1
J.P. Morgan Chase & Co.                      13,500     Banking                          490,725       1.7
National-Oilwell, Inc. (a)                   31,600     Oil Services and Equipment       651,276       2.2
Outback Steakhouse, Inc. (a)                 12,700     Restaurants                      434,975       1.5
Southern Co.                                 29,000     Electric                         735,150       2.5
Washington Mutual, Inc.                      20,100     Banking                          657,270       2.2
                                                                                    ------------   -------
                                                                                       9,004,527      30.6
Low Price to Book Values
Adaptec, Inc. (a)                            40,500     Parts and Distribution           587,250       2.0
ADTRAN, Inc. (a)                             20,800     Communications Equipment         530,816       1.8
Clayton Homes, Inc.                          16,400     Housing                          280,440       0.9
ENSCO International, Inc.                    14,300     Oil Services and Equipment       355,355       1.2
Koninklijke (Royal) Philips Electronics N.V. 38,200     Electronic Commerce            1,112,002       3.8
Mead Corp.                                   22,000     Paper and Forest Products        679,580       2.3
Merrill Lynch & Company, Inc.                 9,900     Other Financial Services         515,988       1.8
Molex, Inc. (Class A)                         5,200     Parts and Distribution           140,660       0.5
Motorola, Inc.                               31,000     Communications Equipment         465,620       1.6
Potash Corp. of Saskatchewan, Inc.            5,500     Chemicals                        337,590       1.2
Quintiles Transnational Corp. (a)            37,500     Healthcare Services              601,875       2.0
RPM, Inc./Ohio                               56,500     Building Products                816,990       2.8
Stewart & Stevenson Services, Inc.           35,300     Construction Equipment           663,993       2.2
Sun Microsystems, Inc. (a)                   15,000     Computers and Peripherals        184,500       0.6
Tidewater, Inc.                              19,400     Oil Services and Equipment       657,660       2.2
                                                                                    ------------   -------
                                                                                       7,930,319      26.9
Below Average Price/Cash Flow Ratios
Albemarle Corp.                              22,900     Chemicals                        549,600       1.9
AVX Corp.                                    38,600     Other Technology                 910,574       3.1
Boeing Co.                                   15,000     Air                              581,700       2.0
BorgWarner, Inc.                             10,400     Parts and Distribution           543,400       1.8
Carlisle Companies, Inc.                     20,700     Building Products                765,486       2.6
Dow Chemical Co.                             16,000     Chemicals                        540,480       1.8
Herman Miller, Inc.                          15,100     Business Services                357,266       1.2
Lam Research Corp. (a)                        7,800     Semiconductor Capital            181,116       0.6
                                                        Equipment
Martin Marietta Materials, Inc.              11,300     Building Products                526,580       1.8
Ryder System, Inc.                           27,500     Trucking                         609,125       2.1
Saks, Inc. (a)                               66,700     Retail                           622,978       2.1
Sprint Corp.                                 29,500     Telecommunications               592,360       2.0
Texas Industries, Inc.                        4,400     Building Products                162,360       0.6
Transocean Sedco Forex, Inc.                 10,800     Oil Services and Equipment       365,256       1.2
                                                                                    ------------   -------
                                                                                       7,308,281      24.8
Special Situations
Boston Scientific Corp. (a)                  32,100     Medical Supplies                 774,252       2.6
Mylan Laboratories, Inc.                     14,800     Pharmaceuticals                  555,000       1.9
                                                                                    ------------   -------
                                                                                       1,329,252       4.5
                                                                                    ------------   -------
TOTAL COMMON STOCKS (Cost $21,970,627)                                              $ 25,572,379      86.8%



 10  | Annual Report: December 31, 2001

Schedule of Investments                                                                       December 31, 2001
-------------------------------------------------------------------------------------------------------------------
SELECT VALUE FUND [cont'd]
-------------------------------------------------------------------------------------------------------------------
                                                  Par                                           Percent of
SHORT-TERM INVESTMENTS                           Amount    Coupon  Maturity          Value      Net Assets
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bill                            $ 2,000,000    N/A    01/10/02     $  1,999,122          6.8%
FHLMC Discount Note                             1,700,000    N/A    01/02/02        1,699,933          5.8
                                                                                 ------------     --------
                                                                                    3,699,055         12.6

VARIABLE RATE DEMAND NOTES (+)
Firstar Bank, N.A. 1.68%                          167,900                             167,900          0.5
                                                                                 ------------     --------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,867,042)                                   $  3,866,955         13.1%
                                                                                 ------------     --------
TOTAL INVESTMENTS (Cost $25,837,669) .........................................   $ 29,439,334         99.9%
Cash and receivables, less liabilities .......................................         23,150          0.1
                                                                                 ------------     --------
TOTAL NET ASSETS .............................................................   $ 29,462,484        100.0%
                                                                                 ============     ========


(a) Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2001.
PLC - Public Limited Company

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                                   Schedule of Investments |  11

Schedule of Investments                                                                                        December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
VALUE PLUS FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Percent of
COMMON STOCKS                                       Shares          Industry                        Value        Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratios
Alliant Energy Corp.                                66,900         Electric                      $  2,031,084       3.4%
De Rigo S.p.A.                                     168,700         Retail                           1,012,200       1.7
Duke-Weeks Realty Corp.                             60,600         REITs                            1,474,398       2.4
First American Corp.                               108,300         Specialty Finance                2,029,542       3.4
First Financial Bancorp                             45,440         Banking                            802,016       1.3
Helmerich & Payne, Inc.                             28,400         Oil Services and Equipment         947,992       1.6
Herbalife International, Inc. (Class B)            153,500         Foods and Food Products          2,024,665       3.4
Jefferson Smurfit Group PLC                         82,100         Packaging                        1,847,250       3.1
K2, Inc. (a)                                       104,700         Leisure                            754,887       1.2
Parkway Properties, Inc.                            40,000         REITs                            1,328,000       2.2
Southwestern Energy Co. (a)                         38,900         Natural Gas Distribution           404,560       0.7
US Oncology, Inc. (a)                              204,500         Healthcare Services              1,541,930       2.6
                                                                                                 ------------   -------
                                                                                                   16,198,524      27.0
Low Price to Book Values
Aceto Corp.                                        150,000         Chemicals                        1,560,000       2.6
ADTRAN, Inc. (a)                                    62,300         Communications Equipment         1,589,896       2.6
Cabot Oil & Gas Corp. (Class A)                     38,800         Exploration and Production         933,140       1.5
ChemFirst, Inc.                                     49,800         Chemicals                        1,193,706       2.0
Cubic Corp.                                         50,000         Other Technology                 2,568,000       4.3
Datascope Corp.                                        500         Medical Equipment                   16,960       0.1
Fleetwood Enterprises, Inc.                        127,000         Housing                          1,438,910       2.4
Flexsteel Industries, Inc.                          75,000         Housing                            843,825       1.4
Kelly Services, Inc. (Class A)                      95,000         Business Services                2,079,550       3.5
Lance, Inc.                                         76,100         Foods and Food Products          1,087,469       1.8
Methode Electronics, Inc. (Class A)                234,300         Parts and Distribution           1,874,400       3.1
Perrigo Co. (a)                                     49,000         Pharmaceuticals                    579,180       1.0
RPM, Inc./Ohio                                     182,300         Building Products                2,636,058       4.4
Stewart & Stevenson Services, Inc.                  93,400         Construction Equipment           1,756,854       2.9
Storage Tech Corp. (a)                              65,000         Computers and Peripherals        1,343,550       2.2
Tidewater, Inc.                                     60,300         Oil Services and Equipment       2,044,170       3.4
                                                                                                 ------------   -------
                                                                                                   23,545,668      39.2

Below Average Price/Cash Flow Ratios
Arch Chemicals, Inc.                               100,000         Chemicals                        2,320,000       3.9
Bausch & Lomb, Inc.                                 48,800         Medical Equipment                1,837,808       3.0
Callaway Golf Co.                                   40,300         Leisure                            771,745       1.3
Carlisle Companies, Inc.                            49,900         Building Products                1,845,302       3.1
Ryder System, Inc.                                  80,000         Trucking                         1,772,000       2.9
Steelcase, Inc. (Class A)                          126,500         Business Services                1,862,080       3.1
                                                                                                 ------------   -------
                                                                                                   10,408,935      17.3
Special Situations
ANSYS, Inc. (a)                                     60,000         Software                         1,479,000       2.5
ICN Pharmaceuticals, Inc.                           25,000         Pharmaceuticals                    837,500       1.4
Tier Technologies, Inc. (Class B)(a)               100,000         IT Services                      2,156,000       3.6
                                                                                                 ------------   -------
                                                                                                    4,472,500       7.5
                                                                                                 ------------   -------
TOTAL COMMON STOCKS (Cost $44,301,392)                                                           $ 54,625,627      91.0%


--------------------------------------------------------------------------------------------------------------------
                                                    Par                                                Percent of
SHORT-TERM INVESTMENTS                             Amount       Coupon   Maturity            Value     Net Assets
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bill                             $ 2,000,000        NA     01/03/02        $  1,999,728       3.3%
U.S. Treasury Bill                               3,000,000        NA     01/10/02           2,998,684       5.0
FHLMC Discount Note                              1,200,000        NA     01/02/02           1,199,952       2.0
                                                                                         ------------  --------
                                                                                            6,198,364      10.3
VARIABLE RATE DEMAND NOTE (+)
Firstar Bank, N.A. 1.68%                           175,386                                    175,386       0.3
                                                                                         ------------  --------
TOTAL SHORT-TERM INVESTMENTS (Cost $6,373,972)                                           $  6,373,750      10.6%
                                                                                         ------------  --------
TOTAL INVESTMENTS (Cost $50,675,364) ................................................... $ 60,999,377     101.6%
Other assets and liabilities, net ......................................................     (942,500)     (1.6)
                                                                                         ------------  --------
TOTAL NET ASSETS ....................................................................... $ 60,056,877     100.0%
                                                                                         ============  ========

(a) Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2001.
PLC - Public Limited Company.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

 12  | Annual Report: December 31, 2001

Schedule of Investments                                                                             December 31, 2001
---------------------------------------------------------------------------------------------------------------------------
VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percent of
COMMON STOCKS                                      Shares            Industry                       Value    Net Assets
---------------------------------------------------------------------------------------------------------------------------
Below Average Price/Earnings Ratios
Advanced Technical Products, Inc. (a)              3,800      Other Materials and Processes      $    66,082    0.1%
Alabama National BanCorp                         110,000      Banking                              3,708,100    0.3
Allied Research Corp. (a)                        104,100      Aerospace                            1,449,071    0.1
Almost Family, Inc. (a)(b)                       250,000      Healthcare Services                  3,782,500    0.3
Ambassadors International, Inc. (a)              200,000      Education                            4,198,000    0.4
AmericanWest Bancorp (a)                         249,515      Banking                              3,056,559    0.3
Associated Banc-Corp.                            440,000      Banking                             15,527,600    1.4
Badger Meter, Inc. (b)                           200,000      Electrical Equipment                 4,486,000    0.4
Capital Corp. Of The West (a)                    200,000      Banking                              2,950,000    0.3
Ceres Group, Inc. (b)                          1,000,000      Healthcare Services                  3,690,000    0.3
CNS, Inc. (a)                                    332,500      Other Consumer Staples               1,812,125    0.2
Courier Corp.                                     19,650      Publishing                             687,750    0.1
CryptoLogic, Inc. (a)                            363,200      Software                             6,446,800    0.6
D.R. Horton, Inc.                                200,000      Housing                              6,492,000    0.6
Deb Shops, Inc.                                  229,500      Retail                               5,565,375    0.5
eFunds Corp. (a)                                 650,000      Electronic Commerce                  8,937,500    0.8
Exponent, Inc. (a)                               300,000      Business Services                    3,696,000    0.3
Fahnestock Viner Holdings, Inc.                  178,400      Specialty Finance                    5,048,720    0.5
FiberMark, Inc. (a)(b)                           391,600      Paper and Forest Products            2,239,951    0.2
First American Corp.                             300,000      Specialty Finance                    5,622,000    0.5
Flow International Corp. (a)                     400,000      Pumps and Valves                     4,948,000    0.4
Henry Schein, Inc. (a)                           500,000      Medical Supplies                    18,515,000    1.7
Herbalife International, Inc. (Class B)          750,000      Foods and Food Products              9,892,500    0.9
Home Federal Bancorp (b)                         268,250      Banking                              5,002,863    0.5
Humana, Inc. (a)                               1,400,000      Healthcare Services                 16,506,000    1.5
ICN Pharmaceuticals, Inc.                      1,700,000      Pharmaceuticals                     56,950,000    5.2
Independent Bank Corp.                           189,500      Banking                              4,072,355    0.4
Innodata Corporation (a)(b)                      300,000      IT Services                            891,000    0.1
M/I Schottenstein Homes, Inc.                    250,000      Housing                             12,442,500    1.1
Medtox Scientific, Inc. (a)                      179,080      Other Healthcare                     2,068,374    0.2
Metropolitan Health Networks, Inc. (a)           400,000      Healthcare Services                    576,000    0.1
NATCO Group, Inc. (a)                            415,000      Oil Services and Equipment           2,905,000    0.3
National Home Health Care Corporation (a)(b)     420,000      Healthcare Services                  5,229,000    0.5
Nature's Sunshine Products, Inc.                 109,100      Foods and Food Products              1,280,834    0.1
Navigant Consulting, Inc. (a)(b)               3,335,200      Business Services                   18,343,600    1.7
Northwest Pipe Co. (a)                           300,000      Metals                               4,905,000    0.5
OshKosh B'Gosh, Inc. (Class A)                   100,000      Retail                               4,194,000    0.4
Overland Data, Inc. (a)                          282,800      Computers and Peripherals            2,318,960    0.2
Palm Harbor Homes, Inc. (a)                       42,000      Housing                              1,005,900    0.1
Patterson-UTI Energy, Inc. (a)                   500,000      Oil Services and Equipment          11,655,000    1.1
Pointe Financial Corporation (b)(d)              111,000      Banking                              1,254,300    0.1
Ramsay Youth Services, Inc. (a)(b)               806,400      Education                            3,249,792    0.3
RCM Technologies, Inc. (a)                       279,200      IT Services                          1,312,240    0.1
Republic Bancorp, Inc.                           777,810      Banking                             10,772,669    1.0
The Rottlund Company, Inc. (a)(b)                500,000      Housing                              3,525,000    0.3
Russ Berrie & Company, Inc.                      150,000      Retail                               4,500,000    0.4
Ryan Family Steak Houses, Inc. (a)               200,000      Restaurants                          4,330,000    0.4
Spar Group, Inc. (a)(b)                        1,568,100      Business Services                    2,806,899    0.2
SRI/Surgical Express, Inc. (a)                    72,600      Healthcare Services                  1,161,600    0.1
St. Francis Capital Corp.                        225,000      Banking                              5,204,250    0.5
StarTek, Inc. (a)                                 75,000      IT Services                          1,421,250    0.1
Take-Two Interactive Software, Inc. (a)          350,000      Leisure                              5,659,500    0.5
TSR, Inc.                                        104,400      IT Services                            596,124    0.1
URS Corporation (a)(b)                           880,000      Engineering and Construction        24,120,800    2.2
Vector Group, Ltd.                               350,000      Other Consumer Discretionary        11,497,500    1.0
Wackenhut Corporation (Class B) (b)              600,000      Services                            11,424,000    1.0
Wackenhut Corrections Corp. (a)                  750,000      Services                            10,395,000    0.9
Wolverine World Wide, Inc.                       412,600      Retail                               6,209,630    0.6
Zomax, Inc. (a)                                  700,000      IT Services                          5,593,000    0.5
                                                                                                 ----------- ------
                                                                                                 388,197,573   35.5
Low Price to Book Values
AP Pharma, Inc. (a)                              307,500      Biotechnology                          861,000    0.1
Aetrium, Inc. (a)                                312,000      Semiconductors                         452,400    0.1
American Medical Security Group, Inc. (a)        500,000      Healthcare Services                  6,225,000    0.6
American Physicians Service Group (a)(b)         247,100      Specialty Finance                      914,270    0.1
AmerUs Group Co.                                 246,700      Insurance-Life                       8,841,728    0.8
Ascential Software Corp. (a)                   2,000,000      IT Services                          8,100,000    0.7
Asia Pacific Wire & Cable Corporation, Ltd.                   Other Materials and
(a)(b)(d)                                      1,073,300       Processes                             912,305    0.1
Benton Oil & Gas Company (a)(b)                2,033,000      Exploration and Production           2,927,520    0.3

                                                              Value Report |  13

Schedule of Investments                                        December 31, 2001
--------------------------------------------------------------------------------
VALUE FUND [cont'd]

-------------------------------------------------------------------------------------------------------------------
                                                                                                       Percent of
COMMON STOCKS                                   Shares            Industry                    Value    Net Assets
-------------------------------------------------------------------------------------------------------------------
Low Price to Book Values [cont'd]
CINAR Corporation (Class B) (a)(b)            3,000,000    Education                       $ 7,050,000     0.6%
Ciprico, Inc. (a)(b)                            125,000    Communications Equipment            625,000     0.1
Clarent Corp. (a)(d)(e)                         600,000    Software                            750,000     0.1
Delphi Financial Group, Inc.                    100,000    Insurance-Life                    3,330,000     0.3
Denyo Company, Ltd. (c)                         227,000    International                       990,722     0.1
Discovery Partners International, Inc. (a)(b) 1,363,000    Biotechnology                    10,086,200     0.9
Dot Hill Systems Corp. (a)                      309,300    Computers and Peripherals           519,624     0.1
Duckwall-ALCO Stores, Inc. (a)(b)               400,000    Retail                            3,960,000     0.4
eBenX, Inc. (a)(b)                            1,149,200    Other Healthcare                  4,678,393     0.4
Financial Industries Corporation (b)            471,400    Insurance-Life                    6,387,470     0.6
FuelCell Energy, Inc. (a)                       175,000    Other Energy                      3,174,500     0.3
Fuji Pharmaceutical Company, Ltd. (c)           500,000    International                     1,564,170     0.1
Fukuda Denshi Company, Ltd. (c)                 400,000    International                     9,461,317     0.9
GA Financial, Inc.                              100,000    Banking                           1,675,000     0.1
Global-Tech Appliances, Inc. (a)(b)           1,200,000    Retail                            6,180,000     0.6
Gundle/SLT Environmental, Inc. (a)              474,500    Engineering and Construction      1,233,700     0.1
Hampshire Group, Ltd. (a)(b)                    286,200    Retail                            3,468,744     0.3
Harris Interactive, Inc. (a)                    539,000    IT Services                       1,563,100     0.1
HMN Financial, Inc. (b)                         300,000    Banking                           4,647,000     0.4
Horipro, Inc. (b)(c)                            720,000    International                     3,543,416     0.3
Invivo Corporation (a)(b)                       400,000    Medical Equipment                 5,372,000     0.5
John B. Sanfilippo & Son, Inc. (a)(b)           537,500    Foods and Food Products           2,859,500     0.3
Katsuragawa Electric Company, Ltd. (a)(c)       427,000    International                       651,610     0.1
Kennedy-Wilson, Inc. (a)(b)                     446,000    Specialty Finance                 1,891,040     0.2
Kondotec, Inc. (c)                              368,000    International                     1,460,095     0.1
Lone Star Steakhouse & Saloon, Inc.             500,000    Restaurants                       7,415,000     0.7
Lufkin Industries, Inc. (b)                     400,000    Oil Services and Equipment       10,720,000     1.0
Maezawa Kasei Industries Company, Ltd. (c)      294,100    International                     2,914,970     0.3
Massbank Corporation (b)                        200,033    Banking                           7,161,181     0.7
Matrix Pharmaceutical, Inc. (a)(b)            2,100,000    Biotechnology                     3,297,000     0.3
Mesaba Holdings, Inc. (a)                       500,000    Air                               3,560,000     0.3
Montana Power Co. (a)                         2,300,000    Electric                         13,225,000     1.2
Moore Medical Corporation (a)(b)                242,700    Medical Supplies                  2,099,355     0.2
Network Equipment Technologies, Inc. (a)        534,700    Communications Equipment          2,914,115     0.3
Nissui Pharmaceutical Company, Ltd. (b)(c)      938,000    International                     4,151,077     0.4
Novamerican Steel, Inc. (a)(d)                  258,400    Metals                            1,292,000     0.1
Novell, Inc. (a)                              1,030,000    Software                          4,727,700     0.4
Nuevo Energy Co. (a)                            589,700    Exploration and Production        8,845,500     0.8
O.I. Corporation (a)(b)                         250,000    Electrical Equipment              1,625,000     0.2
Oil Dri Corporation of America (b)              450,000    Chemicals                         3,411,000     0.3
Ontrack Data International, Inc. (a)(b)         550,000    Software                          3,734,500     0.3
Osteotech, Inc. (a)(b)                          950,000    Medical Supplies                  5,272,500     0.5
Outlook Group Corporation (a)(b)                380,400    Other Consumer Discretionary      1,776,468     0.2
Patrick Industries, Inc.                        175,000    Housing                           1,242,500     0.1
Preserver Group, Inc. (a)(b)                    200,000    Insurance-Property/Casualty       1,540,000     0.1
Presidential Life Corp.                       1,000,000    Insurance-Life                   20,560,000     1.9
Prime Hospitality Corp. (a)                     300,000    Leisure                           3,315,000     0.3
Quintiles Transnational Corp. (a)               600,000    Healthcare Services               9,630,000     0.9
Ramco Energy PLC (a)(c)(e)                       70,000    Oil Services and Equipment          335,920     0.1
Riken Vitamin Company, Ltd. (c)                 500,000    International                     6,252,862     0.5
Sangetsu Company, Ltd. (c)                      479,000    International                     6,578,667     0.6
SCPIE Holdings, Inc.                            290,700    Insurance-Property/Casualty       8,502,975     0.8
Shiloh Industries, Inc. (a)                     475,700    Metals                              903,830     0.1
Sholodge, Inc. (a)(b)(d)                        530,000    Leisure                           3,021,000     0.3
SIFCO Industries, Inc. (a)(b)                   265,600    Aerospace                         1,479,392     0.1
SilverStream Software, Inc. (a)                 600,000    Software                          4,086,000     0.4
Smith & Wollensky Restaurant Group, Inc. (a)    100,000    Restaurants                         381,000     0.1
Spacelabs Medical, Inc. (a)(b)                  592,700    Medical Equipment                 7,201,305     0.6
Sterling Financial Corp. (a)                    332,750    Banking                           4,841,513     0.4
Stifel Financial Corp.                          253,200    Specialty Finance                 2,658,600     0.2
Summit Bank Corp.                                92,160    Banking                           1,281,024     0.1
Teikoku Hormone Hfg. Company, Ltd. (c)          694,000    International                     3,749,062     0.3
Tower Automotive, Inc. (a)                      500,000    Parts and Distribution            4,515,000     0.4
Vesta Insurance Group, Inc.                     750,000    Insurance-Property/Casualty       6,000,000     0.5
Vintage Petroleum, Inc.                         368,500    Exploration and Production        5,324,825     0.5
WatchGuard Technologies, Inc. (a)               682,000    Electronic Commerce               4,439,820     0.4
Western Gas Resources, Inc.                     250,000    Exploration and Production        8,080,000     0.7
Yushiro Chemical Industry (c)                   361,000    International                     1,525,973     0.1
                                                                                          ------------   -------
                                                                                           321,945,458    29.5

14  | Annual Report: December 31, 2001

Schedule of Investments                                        December 31, 2001
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                          Percent of
COMMON STOCKS                                     Shares               Industry               Value       Net Assets
---------------------------------------------------------------------------------------------------------------------
Below Average Price/Cash Flow Ratios
Access Pharmaceuticals, Inc. (a)(b)              1,285,500     Pharmaceuticals              $ 5,527,650       0.5%
AirNet Systems, Inc. (a)                            94,000     Air                              774,560       0.1
Alliance Atlantis Communications, Inc. (Class B)   900,000
(a)                                                            Radio, TV and Cable           10,188,000       0.9
Alpharma, Inc.                                     250,000     Pharmaceuticals                6,612,500       0.6
AMERCO (a)                                         500,000     Services                       9,410,000       0.9
Barrett Business Services, Inc. (a)(b)(d)          500,000     Business Services              1,850,000       0.2
Buckhead America Corporation (a)(b)(d)             183,600     Leisure                          183,600       0.1
Building Material Holding Corp. (a)                250,000     Building Products              2,712,500       0.2
Checkpoint Systems, Inc. (a)                       500,000     Other Technology               6,700,000       0.6
Chronimed, Inc. (a)(b)                             871,300     Medical Supplies               5,576,320       0.5
Claire's Stores, Inc.                              100,000     Retail                         1,510,000       0.1
Commonwealth Industries, Inc. (b)                  919,200     Metals                         4,320,240       0.4
Datalink Corporation (a)(b)                        550,000     Communications Equipment       3,344,000       0.3
Ditech Communications Corp. (a)                    300,000     Communications Equipment       1,806,000       0.2
Dollar Thrifty Automotive Group, Inc. (a)          400,000     Leisure                        6,200,000       0.6
Electro Rent Corp. (a)                             206,500     Parts and Distribution         2,661,785       0.2
Enesco Group, Inc. (a)                             200,000     Retail                         1,260,000       0.1
Esterline Technologies Corp. (a)                   401,700     Aerospace                      6,431,217       0.6
Fleetwood Enterprises, Inc. (a)                    750,000     Housing                        8,497,500       0.8
Fortress Bancshares, Inc. (d)                       23,215     Banking                          441,085       0.1
Frontier Airlines, Inc. (a)                        102,000     Air                            1,734,000       0.2
Gehl Company (a)(b)                                270,000     Construction Equipment         4,023,000       0.4
Hanover Foods Corp. (a)(d)                          49,500     Foods and Food Products        2,425,500       0.2
Healthcare Recoveries, Inc. (a)(b)                 568,300     Healthcare Services            2,614,180       0.2
IAMGOLD Corp. (a)(c)(e)                            150,000     Other Materials and
                                                               Processes                        386,452       0.1
J & J Snack Foods Corp. (a)                        200,000     Foods and Food Products        4,890,000       0.4
LSI Industries, Inc.                               157,200     Engineering and
                                                               Construction                   2,735,280       0.2
Mapics, Inc. (a)(b)                              1,240,000     Software                       7,638,400       0.7
Marcus Corp.                                       279,400     Leisure                        3,953,510       0.3
Marten Transport, Ltd. (a)(b)                      335,000     Trucking                       5,745,250       0.5
Meridian Resource Corp. (a)                         98,700     Exploration and Production       393,813       0.1
Methanex Corp. (a)                                 750,000     Chemicals                      4,155,000       0.4
Met-Pro Corp.                                       31,000     Waste Management                 406,100       0.1
MFRI, Inc. (a)(b)                                  470,000     Other Producer Durables        1,433,500       0.1
Midas, Inc.                                        500,000     Parts and Distribution         5,750,000       0.5
Middleton Doll Co.                                  75,000     REITs                            465,000       0.1
Modine Manufacturing Co.                            77,500     Autos                          1,808,075       0.1
Netro Corp. (a)                                  1,250,000     Communications Equipment       4,587,500       0.4
Osmonics, Inc. (a)                                 600,000     Other Materials and
                                                               Processes                      8,412,000       0.8
Regis Corp.                                        415,000     Services                      10,698,700       1.0
Rehabilicare, Inc. (a)                             400,000     Medical Equipment              2,060,000       0.2
Republic Services, Inc. (a)                      1,000,000     Waste Management              19,970,000       1.8
Saucony, Inc. (Class B) (a)                        400,000     Retail                         2,100,000       0.2
Scientific Games Corp. (Class A) (a)               750,000     Gaming                         6,562,500       0.6
7-Eleven, Inc. (a)                                 531,000     Retail                         6,218,010       0.5
SITEL Corp. (a)                                  2,000,000     Business Services              4,800,000       0.4
Steel Technologies, Inc.                           285,200     Metals                         2,589,616       0.2
Superior Consulting Holdings Corp. (a)             500,000     Health Information
                                                               Technology                     4,200,000       0.4
Tasty Baking Co.                                   110,000     Foods and Food Products        1,947,000       0.2
The Steak n Shake Co.                              100,000     Restaurants                    1,104,000       0.1
Unisource Energy Corp.                             500,000     Electric                       9,095,000       0.8
US Oncology, Inc. (a)(b)                         4,500,000     Healthcare Services           33,930,000       3.1
Vans, Inc. (a)                                     500,000     Retail                         6,370,000       0.6
Ventiv Health, Inc. (a)                            500,000     Healthcare Services            1,830,000       0.1
Zindart, Ltd. ADR (a)(b)                           563,000     Other Consumer
                                                               Discretionary                    985,250       0.1
                                                                                           ------------    ------
                                                                                            264,023,593      24.1

                                                              Value Report |  15

Schedule of Investments                                        December 31, 2001
--------------------------------------------------------------------------------

VALUE FUND [cont'd]
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                       Percent of
COMMON STOCKS                                  Shares                 Industry             Value       Net Assets
-----------------------------------------------------------------------------------------------------------------
Special Situations
Aphton Corporation (a)(b)                     969,334        Biotechnology           $   14,152,276        1.3%
Genencor International, Inc. (a)              462,200        Biotechnology                7,376,712        0.7
Incyte Genomics, Inc. (a)                     225,000        Biotechnology                4,374,000        0.4
InterDigital Communications Corp. (a)       1,500,000        Other Technology            14,550,000        1.3
Intergraph Corp. (a)                          345,100        Software                     4,741,674        0.4
Interpore International, Inc. (a)              84,000        Medical Supplies               698,880        0.1
Lifecore Biomedical, Inc. (a)(b)              700,000        Medical Supplies             7,798,000        0.7
MOCON, Inc.                                    45,800        Other Technology               442,428        0.1
NABI (a)(b)                                 2,500,000        Pharmaceuticals             25,800,000        2.4
Orthologic Corporation (a)(b)               2,200,000        Medical Equipment           10,758,000        0.9
Tier Technologies, Inc. (a)                   300,000        IT Services                  6,468,000        0.6
                                                                                     --------------    -------
                                                                                         97,159,970        8.9
                                                                                     --------------    -------
TOTAL COMMON STOCKS (Cost $767,376,260)                                              $1,071,326,594       98.0%

-----------------------------------------------------------------------------------------------------------------
                                             Par                                                       Percent of
SHORT-TERM INVESTMENTS                      Amount           Coupon       Maturity         Value       Net Assets
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bill                        $27,500,000           N/A       01/03/02   $   27,496,265        2.5%
                                                                                     --------------    -------
VARIABLE RATE DEMAND NOTES (+)
Firstar Bank, N.A. 1.68%                      816,698                                       816,698        0.1
                                                                                     --------------    -------

TOTAL SHORT-TERM INVESTMENTS (Cost $28,314,207)                                      $   28,312,963        2.6%
                                                                                     --------------    -------

TOTAL INVESTMENTS (Cost $795,690,467) ............................................   $1,099,639,557      100.6%
Other assets and liabilities, net ................................................       (6,424,278)      (0.6)
                                                                                     --------------    -------
TOTAL NET ASSETS .................................................................   $1,093,215,279      100.0%
                                                                                     ==============    =======

(a)  Non-income producing security.

(b)  Affiliated company. See Note 9 in Notes to Financial Statements.

(c)  Foreign-denominated security.

(d) Illiquid security, pursuant to the guidelines adopted by the Board of Directors.

(e)  Valued at fair value using methods determined by the Board of Directors.

(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2001.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

16  | Annual Report: December 31, 2001

Statements of Assets and Liabilities                           December 31, 2001
--------------------------------------------------------------------------------

                                                                                  SELECT VALUE       VALUE PLUS           VALUE
                                                                                      FUND              FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in securities, at cost ......................................     $   25,837,669    $   50,675,364    $  795,690,467
                                                                                 ==============    ==============    ==============

   Investments in securities, at value .....................................     $   29,439,334    $   60,999,377    $1,099,639,557
   Cash ....................................................................             10,000            10,000           307,710
   Receivable from securities sold .........................................               --             317,049         2,111,861
   Variation margin receivable .............................................               --                --           1,676,000
   Accrued dividends and interest ..........................................             23,938            68,764           340,537
   Prepaid expenses ........................................................                440             8,308            29,816
   Other assets ............................................................               --                --              49,050
                                                                                 --------------    --------------    --------------
        Total Assets .......................................................         29,473,712        61,403,498     1,104,154,531
                                                                                 --------------    --------------    --------------
LIABILITIES:
   Payable for securities purchased ........................................               --           1,313,358        10,623,692
   Accrued expenses ........................................................             11,228            33,263           315,560
                                                                                 --------------    --------------    --------------
        Total Liabilities ..................................................             11,228         1,346,621        10,939,252
                                                                                 --------------    --------------    --------------
TOTAL NET ASSETS ...........................................................     $   29,462,484    $   60,056,877    $1,093,215,279
                                                                                 ==============    ==============    ==============
NET ASSETS CONSIST OF:
   Paid in capital .........................................................     $   25,880,849    $   69,433,866    $  790,052,803
   Accumulated undistributed (distribution in excess of)
     net investment income (loss) ..........................................            (18,679)           (6,658)          (97,358)
   Accumulated undistributed net realized gains (losses) on investments ....             (1,351)      (19,694,344)        3,488,674
   Net unrealized appreciation on investments ..............................          3,601,665        10,324,013       299,771,160
                                                                                 --------------    --------------    --------------
TOTAL NET ASSETS ...........................................................     $   29,462,484    $   60,056,877    $1,093,215,279
                                                                                 ==============    ==============    ==============

   Shares outstanding, $.001 par value (100,000,000;
   100,000,000 and 150,000,000 shares authorized, respectively) ............          1,703,410         3,724,972        29,351,454
                                                                                 ==============    ==============    ==============

NET ASSET VALUE, OFFERING PRICE &
REDEMPTION PRICE PER SHARE .................................................     $        17.30    $        16.12    $        37.25
                                                                                 ==============    ==============    ==============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                              Value Report |  17

Statements of Operations                    For the year ended December 31, 2001
--------------------------------------------------------------------------------

                                                               SELECT VALUE    VALUE PLUS       VALUE
                                                                   FUND          FUND            FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends ...............................................   $  262,184    $   964,901    $  7,828,157
   Interest ................................................       99,317        335,199       1,805,067
   Foreign tax withholding .................................         (345)            --        (133,527)
                                                               ----------    -----------    ------------
        Total investment income ............................      361,156      1,300,100       9,499,697
                                                               ----------    -----------    ------------

EXPENSES:
   Management fees .........................................      120,079        331,261       7,094,926
   Distribution fees .......................................       40,026        118,307       2,364,975
   Transfer agent fees .....................................       19,695         66,384       1,041,112
   Fund accounting fees ....................................        7,499         18,735         363,067
   Custodian fees ..........................................        6,908         10,987         136,335
   Printing and communications .............................        2,717          6,075          57,821
   Postage .................................................        1,843            133         101,747
   Legal fees ..............................................       37,020         57,327         672,346
   Registration fees .......................................       21,968         23,892          30,555
   Directors' fees .........................................       28,608         32,442          93,881
   Audit fees ..............................................       15,419         19,763          48,346
   Amortization of deferred organization expenses ..........        2,464             --              --
   Other operating expenses ................................        4,464         14,496         244,960
                                                               ----------    -----------    ------------
   Total expenses ..........................................      308,710        699,802      12,250,071
   Less: Expense reimbursement .............................      (71,871)            --              --
                                                               ----------    -----------    ------------
   Net expenses ............................................      236,839        699,802      12,250,071
                                                               ----------    -----------    ------------
NET INVESTMENT INCOME (LOSS) ...............................      124,317        600,298      (2,750,374)
                                                               ----------    -----------    ------------
REALIZED & UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
   Net realized gains (losses) on:
     Long positions ........................................      570,747      2,222,160     134,240,377
     Futures contracts .....................................           --             --        (759,061)
     Options ...............................................           --             --          21,994
   Net increase in unrealized appreciation on:
     Long positions ........................................    1,754,951     11,623,203     109,562,734
     Futures contracts .....................................           --             --         187,506
                                                               ----------    -----------    ------------
TOTAL REALIZED & UNREALIZED GAINS
ON INVESTMENTS .............................................    2,325,698     13,845,363     243,253,550
                                                               ----------    -----------    ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..................................   $2,450,015    $14,445,661    $240,503,176
                                                               ==========    ===========    ============

The accompanying Notes to Financial Statements are an integral part of these Statements.

18 | Annual Report: December 31, 2001

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        SELECT VALUE FUND                       VALUE PLUS FUND
                                                                  --------------------------------   -------------------------------
                                                                     Year ended        Year ended      Year ended       Year ended
                                                                   Dec. 31, 2001     Dec. 31, 2000   Dec. 31, 2001    Dec. 31, 2000
                                                                  --------------    --------------   -------------    --------------
OPERATIONS:
   Net investment income ......................................    $    124,317     $    100,060     $    600,298     $  1,161,584
   Net realized gains (losses) on investments .................         570,747          257,316        2,222,160       (2,130,379)
   Net increase (decrease) in unrealized appreciation on
     investments ..............................................       1,754,951        1,655,652       11,623,203       (3,716,976)
                                                                   ------------     ------------     ------------     ------------
     Net increase (decrease) in net assets resulting from
       operations .............................................       2,450,015        2,013,028       14,445,661       (4,685,771)
                                                                   ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ......................................         (11,473)         (78,430)        (598,680)      (1,409,464)
   Net realized gains on investments ..........................        (121,925)         (83,143)              --               --
                                                                   ------------     ------------     ------------     ------------
     Net distributions to shareholders ........................        (133,398)        (161,573)        (598,680)      (1,409,464)
                                                                   ------------     ------------     ------------     ------------
FUND SHARE ACTIVITY:
   Proceeds from shares issued ................................      34,118,115        5,194,500       17,435,955        7,416,986
   Reinvested distributions from net investment income and
     distributions from net realized gains on investments .....         120,026          146,440          568,650        1,310,893
   Cost of shares redeemed ....................................     (18,039,138)      (3,363,572)     (16,146,891)     (45,345,198)
                                                                   ------------     ------------     ------------     ------------
     Net increase (decrease) in net assets derived
        from Fund share activity ..............................      16,199,003        1,977,368        1,857,714      (36,617,319)
                                                                   ------------     ------------     ------------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................      18,515,620        3,828,823       15,704,695      (42,712,554)

NET ASSETS AT THE BEGINNING OF THE YEAR .......................      10,946,864        7,118,041       44,352,182       87,064,736
                                                                   ------------     ------------     ------------     ------------

NET ASSETS AT THE END OF THE YEAR .............................    $ 29,462,484     $ 10,946,864     $ 60,056,877     $ 44,352,182
                                                                   ============     ============     ============     ============
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
NET INVESTMENT INCOME .........................................    $    (18,679)    $      5,389     $     (6,658)    $     (7,752)
                                                                   ============     ============     ============     ============

                                                                                                VALUE FUND
                                                                                ---------------------------------------
                                                                                  Year ended             Year ended
                                                                                 Dec. 31, 2001          Dec. 31, 2000
                                                                                ----------------        ---------------
OPERATIONS:
   Net investment loss .....................................................     $    (2,750,374)       $    (4,749,960)
   Net realized gains on investments .......................................         133,503,310            144,384,530
   Net increase (decrease) in unrealized appreciation on investments .......         109,750,240           (131,352,682)
                                                                                 ---------------        ---------------
   Net increase in net assets resulting from operations ....................         240,503,176              8,281,888
                                                                                 ---------------        ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains on investments .......................................        (138,760,391)          (109,309,908)
                                                                                 ---------------        ---------------
     Net distributions to shareholders .....................................        (138,760,391)          (109,309,908)
                                                                                 ---------------        ---------------
FUND SHARE ACTIVITY:
   Proceeds from shares issued .............................................         288,535,089            131,278,221
   Reinvested distributions from net investment income and distributions
     from net realized gains on investments ................................         128,133,812            101,569,169
   Cost of shares redeemed .................................................        (320,727,458)          (431,354,935)
                                                                                 ---------------        ---------------
     Net increase (decrease) in net assets derived
        from Fund share activity ...........................................          95,941,443           (198,507,545)
                                                                                 ---------------        ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ....................................         197,684,228           (299,535,565)

NET ASSETS AT THE BEGINNING OF THE YEAR ....................................         895,531,051          1,195,066,616
                                                                                 ---------------        ---------------

NET ASSETS AT THE END OF THE YEAR ..........................................     $ 1,093,215,279        $   895,531,051
                                                                                 ===============        ===============

UNDISTRIBUTED NET INVESTMENT LOSS ..........................................     $       (97,358)       $       (61,903)
                                                                                 ===============        ===============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                               Value Report | 19

Financial Highlights
--------------------------------------------------------------------------------

SELECT VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                             For the year ended December 31,
                                                           ----------------------------------------------------------------
                                                             2001           2000          1999         1998          1997
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year ......................  $  15.03       $ 11.73       $ 11.94      $ 12.30       $ 10.50
Income (loss) from investment operations:
   Net investment income ................................      0.08          0.17          0.17         0.30          0.11
   Net realized and unrealized gains (losses) on
   investments ..........................................      2.37          3.41          0.04        (0.10)         2.28
                                                           --------       -------       -------      -------       -------
     Total income from investment operations ............      2.45          3.58          0.21         0.20          2.39
Less distributions from:
   Net investment income ................................     (0.02)        (0.14)        (0.17)       (0.30)        (0.11)
   Net realized gains on investments ....................     (0.16)        (0.14)        (0.25)       (0.26)        (0.48)
                                                           --------       -------       -------      -------       -------
     Total distributions ................................     (0.18)        (0.28)        (0.42)       (0.56)        (0.59)
                                                           --------       -------       -------      -------       -------
Net asset value, end of year ............................  $  17.30       $ 15.03       $ 11.73      $ 11.94       $ 12.30
                                                           ========       =======       =======      =======       =======
TOTAL RETURN ............................................     16.43%        30.63%         1.95%        1.73%        22.91%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of year (in thousands) ...............  $ 29,462       $10,947       $ 7,118      $ 8,025       $ 7,665
   Percentage of operating expenses before interest
     expense to average net assets/(1)/ .................      1.48%         1.22%         0.72%        0.00%         1.36%
   Percentage of interest expense to average net
     assets .............................................        --          0.00%         0.02%          --            --
   Percentage of net investment income to average net
     assets .............................................      0.78%         1.42%         1.38%        2.37%         1.14%
   Portfolio turnover rate ..............................       108%          120%          160%          48%           30%

/(1)/ If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 would have been 1.93%, 2.45%, 2.58%, 1.92% and 2.00%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20 | Annual Report: December 31, 2001

Financial Highlights
--------------------------------------------------------------------------------

VALUE PLUS FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                             For the year ended December 31,
                                                          -----------------------------------------------------------------
                                                             2001         2000          1999         1998          1997
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year ....................   $  12.11      $  13.57      $  13.80     $   16.13     $   13.73
Income (loss) from investment operations:
   Net investment income ..............................       0.18          0.25          0.46          0.62          0.48
   Net realized and unrealized gains (losses) on
     investments ......................................       4.01         (1.42)        (0.25)        (2.32)         3.66
                                                          --------      --------      --------     ---------     ---------
     Total income (loss) from investment operations ...       4.19         (1.17)         0.21         (1.70)         4.14
Less distributions from:
   Net investment income ..............................      (0.18)        (0.29)        (0.44)        (0.60)        (0.48)
   Net realized gains on investments ..................         --            --            --         (0.03)        (1.26)
                                                          --------      --------      --------     ---------     ---------
     Total distributions ..............................      (0.18)        (0.29)        (0.44)        (0.63)        (1.74)
                                                          --------      --------      --------     ---------     ---------
Net asset value, end of year ..........................   $  16.12      $  12.11      $  13.57     $   13.80     $   16.13
                                                          ========      ========      ========     =========     =========
TOTAL RETURN ..........................................      34.76%        (8.83)%        1.67%       (10.78)%       30.60%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of year (in thousands) .............   $ 60,057      $ 44,352      $ 87,065     $ 174,314     $ 336,281
   Percentage of operating expenses before interest
     expense to average net assets ....................       1.48%         1.36%         1.28%         1.21%         1.12%
   Percentage of interest expense to average net
     assets ...........................................         --          0.21%         0.11%         0.03%           --
   Percentage of net investment income to average
     net assets .......................................       1.27%         1.71%         3.05%         3.77%         3.32%
   Portfolio turnover rate ............................         80%          121%           82%           64%           74%

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                               Value Report | 21

Financial Highlights
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------

                                                                                For the  year ended December 31,
                                                            ------------------------------------------------------------------------
                                                               2001          2000          1999               1998         1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year .......................  $     32.98   $     36.50   $     29.29       $     33.87   $     31.65
Income (loss) from investment operations:
   Net investment income (loss) ..........................        (0.10)        (0.18)        (0.21)/(1)/        0.08          0.17
   Net realized and unrealized gains (losses) on
   investments ...........................................         9.57          0.69          7.52             (3.97)         7.09
                                                            -----------   -----------   -----------       -----------   -----------
     Total income (loss) from investment operations ......         9.47          0.51          7.31             (3.89)         7.26
Less distributions from:
   Net investment income .................................           --            --            --             (0.06)        (0.17)
   Net realized gains on investments .....................        (5.20)        (4.03)        (0.10)            (0.63)        (4.87)
                                                            -----------   -----------   -----------       -----------   -----------
     Total distributions .................................        (5.20)        (4.03)        (0.10)            (0.69)        (5.04)
                                                            -----------   -----------   -----------       ------------  -----------
Net asset value, end of year .............................  $     37.25   $     32.98   $     36.50       $     29.29   $     33.87
                                                            ===========   ===========   ===========       ===========   ===========
TOTAL RETURN .............................................        29.45%         2.03%        25.01%           (11.46)%       23.19%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of year (in thousands) ................  $ 1,093,215   $   895,531   $ 1,195,067       $ 1,545,495   $ 2,126,715

   Percentage of operating expenses before interest
     expense to average net assets .......................         1.29%         1.22%         1.21%             1.15%         1.12%
   Percentage of interest expense to average net assets...           --          0.06%         0.13%             0.00%           --
   Percentage of net investment income (loss) to
   average net assets ....................................        (0.29)%       (0.46)%       (0.70)%            0.22%         0.49%
   Portfolio turnover rate ...............................           56%           48%           23%               36%           55%

/(1)/ Net investment loss per share is calculated using average shares outstanding.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22  | Annual Report: December 31, 2001

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001
--------------------------------------------------------------------------------

(1) Organization

    Heartland Group, Inc. (the "Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. The Select Value Fund, Value Plus Fund and Value Fund (the "Funds"), each of which is a diversified fund, are three of the seven series of funds issued by the Corporation at December 31, 2001.

(2) Summary of Significant Accounting Policies

    The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

    (a) Portfolio securities which are traded on stock exchanges are valued at the last sales price as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security, for which the last sale price during regular trading hours on the day of valuation is available from NASDAQ, is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the London Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

    (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

        Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

    (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually. During 2001, the Select Value and Value Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Accordingly, at December 31, 2001, the Select Value and Value Funds recorded reclassifications to decrease undistributed net realized gains on investments or undistributed net investment income and increase paid in capital by $694,372 and $19,225,176, respectively.

    (d) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

    (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, number of funds, net sales, or some combination thereof, as applicable.

    (f) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

        The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Value Fund had the following open futures contracts at December 31, 2001.

                   Type             Number of Contracts       Expiration Date         Unrealized Appreciation      Notional Value
                   ----             -------------------       ---------------         -----------------------      --------------
            S&P 500 Short Futures         (40)                  March 2002                   $ 187,506              $ 11,492,000

    (g) The Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

        For financial statement purposes, an amount equal to a short sale's settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

    (h) Each Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Funds may also purchase put and call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation.

        For the year ended December 31, 2001, the Value Fund had the following transactions in written covered call options:

        VALUE FUND

                                                          Number of Contracts           Premium Amount
                                                          -------------------           --------------
                   Balance at January 1, 2001                       --                    $       --
                   Options opened                                  400                        21,994
                   Options expired                                (400)                      (21,994)
                   Options closed                                   --                            --
                                                            -----------------             ------------
                   Balance at December 31, 2001                     --                    $       --
                                                            =================             ============

                                                              Value Report |  23

     (i) At December 31, 2001, 1.1% of the Value Fund's net assets were illiquid, as defined pursuant to guidelines established by the Board of Directors.

     (j) The Funds may invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

     (k) In May of 1999, Trak Auto entered into a merger agreement with a privately held company that provided for the acquisition of all outstanding shares of Trak Auto. Pursuant to a related settlement agreement dated May 2, 2001, the Value Fund has a receivable, reported as other assets, of $49,050 and an unrealized loss of $4,365,459 recorded as of December 31, 2001.

     (l) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Investment Management Fees and Transactions with Related Parties

     The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Select Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Funds, and the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets of the Fund.

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of their daily net assets. Additionally, for the year ended December 31, 2001, the Distributor received $187,278 from the Value Fund for brokerage fees on the execution of purchases and sales of portfolio investments. Effective January 1, 2002, Heartland Investor Services, LLC became the principal underwriter and distributor of shares of the Heartland Funds. Heartland Investor Services, LLC, 3435 Stelzer Road, Suite 1000, Columbus, OH 43219, is an indirect wholly-owned subsidiary of the BISYS Group, Inc. Heartland Investor Services, LLC is an affiliate of the Funds' transfer agent, BISYS Fund Services Ohio, Inc.

     During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund's ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. If operating expenses fall below the aforementioned expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or when such three-year period expires. During the periods April 1, 1999 through December 31, 1999 and January 1, 2000 through April 30, 2000, the Advisor reimbursed the Select Value Fund expenses of $103,217 and $20,498, respectively, which are subject to potential repayment by the Fund, expiring at December 31, 2002 and December 31, 2003, respectively.

     Effective May 1, 2000, the Advisor voluntarily committed to waive fees and/or reimburse expenses of the Select Value Fund to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest and taxes) exceed 1.90%. Effective June 1, 2000, the Advisor modified the waiver for the Select Value Fund to provide for the waiver of fees and/or reimbursements of expenses to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary items) exceed 1.25%. Effective November 30, 2001, the Advisor terminated the voluntary expense waiver.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors' fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2001, $145,025 and $57,561 of deferred Directors' fees were invested in the Select Value and Value Funds, respectively.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(4)  Early Redemption Fee

     For the Value Plus and Value Funds, certain shares purchased on or after October 1, 1999, that were redeemed or exchanged in less than 270 days, are assessed a fee of 1% of the current net asset value of the shares. Beginning May 11, 2001, the holding period was reduced from 270 to 90 days. The fee, applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. Fees for the Value Plus and Value Funds were $21,552 and $220,468, respectively, for the year ended December 31, 2001. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as "paid in capital."

(5)  Deferred Organization Expenses

     Organization expenses for the Select Value Fund were deferred and amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who was reimbursed by the Fund over the same period. The remaining deferred organization expenses and the related payable to the Advisor were amortized and paid during 2001.

(6)  Investment Transactions and Income Tax Basis Information

     During the year ended December 31, 2001, the cost of purchases and proceeds from sales of securities, other than short-term obligations, were as follows:

                                   SELECT           VALUE
                                 VALUE FUND       PLUS FUND       VALUE FUND
                                ------------     ------------   -------------

     Cost of purchases          $ 30,342,814     $ 31,300,867   $ 511,188,622
     Proceeds from sales          14,651,813       31,515,816     521,787,260

     The following information for the Funds is presented on an income tax basis as of December 31, 2001:

                                            SELECT            VALUE
                                          VALUE FUND        PLUS FUND      VALUE FUND
                                         ------------     ------------    -------------
     Cost of investments                 $ 25,838,283     $ 51,077,453    $ 797,792,562
                                         ============     ============    =============

     Gross unrealized appreciation       $  3,906,698     $ 11,014,238    $ 341,880,047
     Gross unrealized depreciation           (305,647)      (1,092,314)     (40,033,052)
                                         ------------     ------------    -------------
     Net unrealized appreciation on
       investments                       $  3,601,051     $  9,921,924    $ 301,846,995
                                         ============     ============    =============
     Undistributed ordinary income       $         --     $     14,287    $     739,077
     Undistributed net realized gains              --               --        5,042,199
     Capital loss carry forward                    --       16,760,737               --

24  | Annual Report: December 31, 2001

     The Federal income tax capital loss carryforward reported above expires in 2007. The Value Plus Fund does not intend to make distributions of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized. The Value Plus Fund utilized $1,538,167 of capital loss carryforwards during 2001.

     Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2001, the Value Plus and Value Funds deferred, on a tax basis, post-October losses of $2,530,676 and $25,840, respectively.

     The tax components of dividends paid during the year were as follows:

                                         SELECT         VALUE
                                       VALUE FUND     PLUS FUND     VALUE FUND
                                      ------------   -----------   ------------
     Ordinary income                    $ 71,653      $ 598,680    $ 18,356,411
     Long-term capital gains              61,745             --     120,403,980

(7)  Fund Share Transactions

     For the year ended December 31, 2001, Fund share transactions were as follows:

                                                                  SELECT         VALUE
                                                                VALUE FUND     PLUS FUND     VALUE FUND
                                                               ------------   -----------   -----------
     Shares issued                                               2,136,379      1,195,082     7,568,550
     Reinvested distributions from net investment
      income & distributions from net realized
      gains on investments                                           7,804         39,578     3,500,561
     Shares redeemed                                            (1,169,326)    (1,173,616)   (8,873,072)
                                                               -----------    -----------   -----------
     Net increase in Fund shares                                   974,857         61,044     2,196,039
                                                               ===========    ===========   ===========

     For the year ended December 31, 2000, Fund share transactions were as follows:

                                                                  SELECT         VALUE
                                                                VALUE FUND     PLUS FUND     VALUE FUND
                                                               ------------   -----------   -----------
     Shares issued                                                 379,919        533,467     3,837,024
     Reinvested distributions from net investment
      income & distributions from net realized
      gains on investments                                          10,219         95,337     3,160,861
     Shares redeemed                                              (268,412)    (3,380,016)  (12,583,720)
                                                               -----------    -----------   -----------
     Net increase (decrease) in Fund shares                        121,726     (2,751,212)   (5,585,835)
                                                               ===========    ===========   ===========

(8)  Litigation

     Beginning in late October 2000, the Corporation, the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (two other series of the Corporation which are hereinafter referred to as the "High-Yield Funds"), as well as other entities and individuals, including the Advisor and the Corporation's directors, were named as defendants in a number of related actions brought by shareholders of the High-Yield Funds. The majority of these claims have been consolidated into a single class action with respect to which an amended, consolidated complaint has been filed. The original complaints allege, among other things, that the information concerning the High-Yield Funds contained in the Corporation's prospectus and other disclosures were false and misleading in that they overstated the High-Yield Funds' net asset values and performance and understated the risks associated with investing in the High-Yield Funds. They also allege that persons who purchased shares of the High-Yield Funds during the class period covered by the subject of the actions suffered damages, and are seeking recovery from the Corporation, the High-Yield Funds, and the other defendants. Several plaintiffs contend that the Corporation, as a whole, including the Fund and the other series, are responsible for such alleged damages. The Corporation and the Advisor intend to vigorously oppose these actions.

(9)  Transactions with Affiliates

     The following companies are affiliated with the Value Plus and Value Funds; that is, the Funds held 5% or more of the outstanding voting securities during the period from January 1, 2001 through December 31, 2001. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940.

VALUE PLUS FUND

                             Share                                           Share                                Realized
                           Balance at                                     Balance at                                Gains
Security Name           January 1, 2001    Purchases        Sales      December 31, 2001       Dividends          (Losses)
--------------------------------------------------------------------------------------------------------------------------------
Kennedy-Wilson, Inc.        400,000               0        400,000                0         $            0     $ (1,528,368)

                                                             Value Report |  25

VALUE FUND

                                                Share                                       Share                         Realized
                                              Balance at                                  Balance at                        Gains
Security Name                              January 1, 2001    Purchases     Sales     December 31, 2001   Dividends       (Losses)
------------------------------------------------------------------------------------------------------------------------------------
Access Pharmaceuticals, Inc.                          0       1,356,500      71,000        1,285,500     $         0   $   (117,001)
Almost Family, Inc.                             308,900               0      58,900          250,000               0        129,861
American Physicians Services Group              187,200          59,900           0          247,100               0              0
Aphton Corporation                                    0         969,334           0          969,334               0              0
Asia Pacific Wire & Cable Corporation, Ltd.     706,000         367,300           0        1,073,300               0              0
Badger Meter, Inc.                              200,000               0           0          200,000         200,000              0
Barrett Business Services, Inc.                 365,000         163,100      28,100          500,000               0        (80,791)
Benton Oil & Gas Company                      1,400,000         668,000      35,000        2,033,000               0       (337,142)
Beverly Enterprises, Inc.                     4,800,000               0   4,800,000                0               0     23,640,916
Blimpie International, Inc.                     500,000               0     500,000                0          16,016        173,611
BTG, Inc.                                       800,000               0     800,000                0               0      3,765,549
Buckhead America Corporation                    184,600               0       1,000          183,600               0         (4,275)
Catalina Lighting, Inc.                         710,000               0     710,000                0             500     (2,410,846)
Ceres Group, Inc.                                     0       1,000,000           0        1,000,000               0              0
CHC Helicopter Corporation (Class A)            764,000               0     764,000                0               0      6,389,808
Chronimed, Inc.                                 500,000         728,000     356,700          871,300               0       (609,195)
CINAR Corporation (Class B)                   2,500,000         500,000           0        3,000,000               0              0
Ciprico, Inc.                                   400,000               0     275,000          125,000               0     (1,606,283)
Commonwealth Industries, Inc.                   919,200               0           0          919,200         183,840              0
Datalink Corporation                                  0         550,000           0          550,000               0              0
Discovery Partners International, Inc.                0       1,563,000     200,000        1,363,000               0       (833,976)
Duckwall-ALCO Stores, Inc.                      414,300               0      14,300          400,000               0        (26,816)
eBenx Inc.                                            0       1,149,200           0        1,149,200               0              0
eLOT, Inc.                                    3,000,000       2,200,000   5,200,000                0               0     (5,494,523)
FiberMark, Inc.                                 391,600               0           0          391,600               0              0
Financial Industries Corporation                471,400               0           0          471,400         410,118              0
Gehl Company                                    270,000               0           0          270,000               0              0
Global-Tech Appliances, Inc.                  1,200,000               0           0        1,200,000               0              0
Hallwood Energy Corporation                     584,940               0     584,940                0               0      4,092,064
Hampshire Group, Ltd.                           264,600          21,600           0          286,200               0              0
Healthcare Recoveries, Inc.                           0         568,300           0          568,300               0              0
High Plains Corporation                       1,500,000               0   1,500,000                0               0      5,563,271
HMN Financial, Inc.                             253,200          46,800           0          300,000         131,664              0
Home Federal Bancorp                            268,250               0           0          268,250         147,538              0
Horipro, Inc.                                   720,000               0           0          720,000          48,655              0
Innodata Corporation                                  0         300,000           0          300,000               0              0
Invivo Corporation                              400,000               0           0          400,000               0              0
John B. Sanfilippo & Son, Inc.                  537,500               0           0          537,500               0              0
K-Tron International, Inc.                      275,000               0     275,000                0               0     (2,045,017)
Kennedy-Wilson, Inc.                                  0         446,000           0          446,000               0              0
Koala Corporation                                     0         433,000     433,000                0               0     (1,213,518)
Lifecore Biomedical, Inc.                       861,600          88,400     250,000          700,000               0        879,921
Lufkin Industries, Inc.                         425,000               0      25,000          400,000         292,500        374,661
Mapics, Inc.                                  1,595,000               0     355,000        1,240,000               0       (240,522)
Marten Transport, Ltd.                          335,000               0           0          335,000               0              0
Massbank Corporation                            190,033          10,000           0          200,033         252,042              0
Matrix Pharmaceutical, Inc.                           0       2,100,000           0        2,100,000               0              0
Matrix Service Company                          464,000               0     464,000                0               0        516,019
MFRI, Inc.                                      400,000          70,000           0          470,000               0              0
Minntech Corporation                            480,800               0     480,800                0               0       (258,523)
Moore Medical Corporation                       197,100          45,600           0          242,700               0              0
NABI                                          2,500,000               0           0        2,500,000               0              0
National Home Health Care Corporation           415,000/(1)/      5,000           0          420,000               0              0
Navigant Consulting, Inc.                     2,500,000         835,200           0        3,335,200               0              0
Nissui Pharmaceutical Company, Ltd.             938,300/(2)/          0         300          938,000          66,620            399
O.I. Corporation                                326,500               0      76,500          250,000               0         92,590
Oil Dri Corporation of America                  355,000          95,000           0          450,000         153,450              0
Ontrack Data International, Inc.                300,000         268,300      18,300          550,000               0        (28,369)
Orthologic Corporation                        2,198,800           1,200           0        2,200,000               0              0
Osteotech, Inc.                               1,148,400           1,600     200,000          950,000               0     (1,255,756)
Outlook Group Corporation                       380,400               0           0          380,400               0              0
Pointe Financial Corporation                    100,000          11,000           0          111,000          21,100              0
Preserver Group, Inc.(3)                        200,000               0           0          200,000               0              0
Ramsay Youth Services, Inc.                     800,400           6,000           0          806,400               0              0
Riviera Tool Company                            285,800               0     285,800                0               0     (1,302,175)
The Rottlund Company, Inc.                      537,800               0      37,800          500,000               0        (11,389)
Sholodge, Inc.                                  530,000               0           0          530,000               0              0
SIFCO Industries, Inc.                          200,000          65,600           0          265,600               0              0
Spacelabs Medical, Inc.                         592,700               0           0          592,700               0              0
Spar Group, Inc.                              1,568,100               0           0        1,568,100               0              0
Speizman Industries, Inc.                       300,000               0     300,000                0               0     (1,073,279)
Strattec Security Corporation                   250,000               0     250,000                0               0      4,706,232

26  | Annual Report: December 31, 2001

VALUE FUND [cont'd]

                                      Share                                          Share                             Realized
                                    Balance at                                     Balance at                            Gains
Security Name                    January 1, 2001     Purchases       Sales     December 31, 2001       Dividends       (Losses)
--------------------------------------------------------------------------------------------------------------------------------
TAB Products Company                   500,000               0      500,000               0          $         0    $    (43,817)
UroCor, Inc.                           658,700               0      658,700               0                    0       3,863,856
URS Corporation                        880,000               0            0         880,000                    0               0
US Oncology, Inc.                    3,600,000       1,128,500      228,500       4,500,000                    0         692,451
Wackenhut Corporation (Class B)              0         600,000            0         600,000                    0               0
Zindart Limited ADR                    451,500         123,700       12,200         563,000                    0          10,021
                                                                                                     -----------    ------------
                                                                                                     $ 1,924,043    $ 35,898,017
                                                                                                     ===========    ============

/(1)/ Adjusted for 5% stock dividend.
/(2)/ Adjusted for 10% stock dividend.
/(3)/ Name changed from Motor Club of America, effective July 2, 2001.


                      END OF NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                   Federal Income Tax Information (unaudited)

In early 2002, shareholders received information regarding all distributions paid to them by the Funds during calendar year 2001. The Fund hereby designates the following amounts as long-term capital gain distributions.

                                                 SELECT              VALUE
                                               VALUE FUND          PLUS FUND           VALUE FUND
                                              ------------         ---------        ----------------
        Long-Term Capital Gains                $ 544,218            $    --          $ 139,501,284

The amounts above include $482,473 and $19,097,304 of earnings and profits distributed to shareholders on redemptions for the Select Value and Value Funds, respectively.

For the Select Value, Value Plus and Value Funds, the percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended December 31, 2001, is 82.49%, 100.00%, and 0.00%, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Heartland Group, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Select Value Fund, Heartland Value Plus Fund and Heartland Value Fund (three of the seven portfolios of Heartland Group, Inc., and hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin                    PricewaterhouseCoopers LLP
February 8, 2002

                                                              Value Report |  27

                                    [PHOTO]

                                   Definitions

Please Note

Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each Fund. For the Select Value, Value Plus and Value Funds, the measurements are based on monthly data for the 3-year period ended 12/31/01.

Alpha is a measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

Beta is a measure of the sensitivity of a portfolio's rate of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

R-Squared is a measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.

Other Definitions

The Dow Jones Industrial Average is computed by summing the prices of the stocks of 30 companies and then dividing that total by an adjusted value-one which has been adjusted over the years to account for the effects of stock splits on the prices of the 30 companies. It is not possible to invest directly in an index.

The NASDAQ Composite Index includes all stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in an index.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company's per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company's operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

S&P 500 Barra Growth Index is an unmanaged index of companies within the S&P 500 Index that have the highest price-to-book ratios within the higher 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P 500 Barra Value Index is an unmanaged index of companies within the S&P 500 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Growth Index is an unmanaged index of companies within the S&P MidCap 400 Index that have the highest price-to-book ratios within the higher 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Value Index is an unmanaged index of companies within the S&P MidCap 400 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P MidCap 400 Index includes stocks in the middle capitalization range, excluding mid-cap stocks already included in the S&P 500 Index. It is not possible to invest directly in an index.

Value Line Index represents 1,700 companies from the New York and American Stock Exchanges and the over-the-counter market. Each of the 1,700 stocks, regardless of market price or total market value, are weighted equally. It is not possible to invest directly in an index.

28  | Annual Report: December 31, 2001

                                   MANAGEMENT
--------------------------------------------------------------------------------
Heartland is governed by a Board of Directors that oversees its business affairs, and meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor, Heartland Advisors, Inc. The policy of Heartland is that the majority of Board members are independent of Heartland Advisors. The Directors and officers of Heartland are listed below, together with their principal occupations during the past five years.

                              Position(s)        Term of Office                                  Number of              Other
Name, Address                 Held with          and Length of    Principal Occupations        Heartland Funds       Directorships
and Date of Birth        Heartland Group, Inc.   Time Served      During Past Five Years     Overseen by Director   Held by Director
------------------------------------------------------------------------------------------------------------------------------------
William J Nasgovitz/(1)/     President and      Since 12/84     President, Chief Executive            4                   None
789 N. Water Street          Director                           Officer and Director,
Milwaukee, WI 53202                                             Heartland Advisors,
10/8/44                                                         Inc., since 1982.

Hugh F. Denison/(2)/         Director           Since 5/89      Educator; Shareholder                 4                   None
789 N. Water Street                                             Ombudsman, Heartland
Milwaukee, WI 53202                                             Advisors, Inc., since
4/14/46                                                         January 1998; Vice
                                                                President, Director
                                                                of Research and Director,
                                                                Heartland Advisors, 1988 to
                                                                1996.

Jon D. Hammes                Director           From 12/85      President, Hammes Company             4                   None
Suite 250                                       to 2/88;        (healthcare service and
18000 W. Sarah Lane                             Since 5/93      development company)
Brookfield, WI 53045                                            since 1991.
2/17/48

A. Gary Shilling             Director           Since 4/95      President, A. Gary Shilling           4                   None
500 Morris Avenue                                               & Company Inc. (economic
Springfield, NJ 07081                                           consultants and investment
5/25/37                                                         advisors), since 1978.

Allan H. Stefl               Director           Since 10/98     Senior Vice President,                4                   None
800 N. Brand Blvd.                                              Nestle USA, since 1993.
Glendale, CA 91203
8/24/43

Linda F. Stephenson          Director           Since 5/94      President and Chief Executive         4                   None
735 W. Wisconsin Ave. #1200                                     Officer, Zigman Joseph
Milwaukee, WI 53233                                             Stephenson (a public
1/30/41                                                         relations and marketing
                                                                communications
                                                                firm), since 1989.

Jilaine Hummel Bauer         Vice President     Since 1/98      Senior Vice President and             N/A                 N/A
789 N. Water Street          and Secretary                      General Counsel, Heartland
Milwaukee, WI 53202                                             Advisors, Inc., since
8/16/55                                                         January 1998; Secretary,
                                                                Heartland Advisors, Inc.,
                                                                since August 1999; Senior
                                                                Vice President, Stein Roe
                                                                & Farnham Incorporated, 1992
                                                                to 1998.

Paul T. Beste                Vice President     Since 9/97      Secretary and Treasurer,              N/A                 N/A
789 N. Water Street                                             Heartland Value Manager, LLC.,
Milwaukee, WI 53202                                             since August 2000;
1/23/56                                                         Chief Operating Officer,
                                                                Heartland Advisors, Inc.,
                                                                since December 1999 and
                                                                Director, Heartland Advisors,
                                                                Inc., since June 2000; Senior
                                                                Vice President - Investment
                                                                Operations, Heartland Advisors,
                                                                Inc., September 1998 to December
                                                                1999; Investment Operations
                                                                Officer, Heartland Advisors,
                                                                1997 to 1998; Director of Taxes/
                                                                Compliance, Strong Capital
                                                                Management, Inc., 1992 to 1997.

Nicole J. Best               Treasurer and         Since 6/00   Senior Vice President and             N/A                 N/A
789 N. Water Street          Principal Accounting               Treasurer, Heartland Advisors,
Milwaukee, WI 53202          Officer                            Inc., since March 2001; employed
9/2/73                                                          by Heartland Advisors, Inc., in
                                                                other capacities since March 1998;
                                                                employed by Arthur Andersen LLP,
                                                                1995 to 1998.

/(1)/ Mr. Nasgovitz is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position as its President and as president of Heartland Advisors, Inc.

/(2)/ Mr. Denison is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.


      The standing committees of Heartland's Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Jon D. Hammes, A. Gary Shilling, Allen H. Stefl and Linda F. Stephenson. Mr. Shilling serves as chairman of the audit committee and Ms. Stephenson serves as chairperson of the nominating committee.

      The audit committee annually recommends the selection of the independent public accountants for the Funds to the Board and oversees the preparation of each Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the system and operating procedures employed in connection with the preparation of each Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee had 4 meetings during the fiscal year ended December 31, 2001.

      The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee does not accept recommendations for nominations by shareholders of the Funds. The nominating committee had no meetings during the fiscal year ended December 31, 2001.

                                                              Value Report |  29

                      The Heartland Family of Equity Funds

                               Select Value Fund

                                Value Plus Fund

                                   Value Fund

                             [LOGO] Heartland Funds
                             ----------------------
                          AMERICA'S VALUE INVESTOR (R)


                              Individual Investors:
                         1.800.HEARTLN (1.800.432.7856)

                               Financial Advisors:
                   Financial Advisor Services: 1.800.442.6391

                             www.heartlandfunds.com

                            Heartland Advisors, Inc.
                     789 N. Water St., Milwaukee, WI 53202
                            Distributor Member SIPC.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Heartland Advisors, Inc. or any other person. Any such views are subject to change at any time based upon market or other considerations. These views may not be relied on as investment advice and, because investment decisions for a Heartland Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Heartland Fund.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

                                DECEMBER 31, 2001






                             [LOGO] Heartland Funds
                             ----------------------
                          AMERICA'S VALUE INVESTOR(R)




                             Wisconsin Tax Free Fund
                           (Wisconsin residents only)




                                 ANNUAL REPORT

                                Table of Contents

WISCONSIN TAX FREE FUND
--------------------------------------------------------------------------------

   Management's Discussion of Fund Performance .......................    2

     Schedule of Investments .........................................    4

     Statement of Assets and Liabilities .............................    7

     Statement of Operations .........................................    8

     Statements of Changes in Net Assets .............................    9

     Financial Highlights ............................................   10

     Notes to Financial Statements ...................................   11


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     Summary of Management ...........................................   13

                        Heartland Wisconsin Tax Free Fund


[PHOTO]
Derek J. Pawlak
Portfolio Manager

--------------------------------------------------------------------------------

"Shareholders in the Wisconsin Tax Free Fund benefited as rates in the tax-exempt markets also fell, and municipal bond prices rallied."

--------------------------------------------------------------------------------

For the year ended December 31, 2001, the Heartland Wisconsin Tax Free Fund's total return was 5.23%, outperforming the benchmark Lehman 20-Year Municipal Bond Index, which posted a total return of 4.87%.

The tax-exempt bond market, which had been clearly positive in the first nine months of 2001, turned in the fourth quarter. Despite this, the Fund outperformed the benchmark for this three-month period, returning +0.05%. The Lehman bond benchmark was down in the fourth quarter, returning -0.50%./1/

No Taxes. No Load. No Kidding.

The tax-equivalent yield of Wisconsin Tax Free Fund was 8.02% for the 30 days ended December 31, 2001, for the investor in the 39.1% federal tax bracket and a combined federal and Wisconsin state tax rate 45.03%. The SEC Yield of the Fund for this period was 4.41%. We believe this yield offers investors a very attractive level of income that is exempt from state and federal personal income taxes./2/

Less of the AMT

One of our goals for the Wisconsin Tax Free Fund is to reduce the percentage of bonds in the portfolio that are subject to the alternative minimum tax, or AMT. Of the Fund's net assets, 13.65% were invested in securities subject to this tax as of December 31, 2001. This is a substantial reduction from the 16.08% of the portfolio invested in these issues at the end of 2000. Over time, we will endeavor to reduce this percentage, but we expect that the Fund will continue to hold bonds that are subject to this tax. The Fund may not be suitable for individuals subject to this tax.

Rate Cutting and Revised Expectations

Throughout 2001, the U.S. economy persistently showed signs of weakness, and in reaction, the Federal Reserve continued its interest rate reduction policies. During the year, the Fed cut interest rates a record ELEVEN TIMES, by the record amount of 4.75% points. At year's end, the Fed had pushed its target interest rate for overnight loans to just 1.75% - the lowest level in 43 years. Shareholders in the Wisconsin Tax Free Fund benefited as rates in the tax-exempt markets also fell, and municipal bond prices rallied.

2 | Annual Report: December 31, 2001

                             Wisconsin Tax Free Fund
                      Growth of $10,000 since inception/1/
                             (inception date 4/3/92)


                                    [CHART]

            Wisconsin Tax Free Fund    Lehman 20-Year Municipal Bond Index

                    10,000                         10,000
Dec-92              10,546                         10,901
                    11,686                         12,468
Dec-94              10,927                         11,553
                    12,868                         13,971
Dec-96              13,359                         14,591
                    14,436                         16,175
Dec-98              15,217                         17,279
                    14,720                         16,468
Dec-00              15,815                         18,979
                    16,236                         19,458
 1-Dec              16,642                         19,900

During last quarter of the year, however, the rally quelled as more investors became confident that the Fed's policies were taking effect, and that a speedy, or "V-shaped," economic recovery in the U.S. was becoming more likely. In reaction, investors adjusted their expectations, no longer anticipating lower interest rates in the future, and the demand for bonds weakened. This effect, while principally felt in the Treasury market, did have a marginally negative impact on the demand for Wisconsin "double tax-free" municipal bonds.

Outlook

We believe that, despite the pending recovery in the U.S. economy, inflation should stay very much in check. As a result, the broader bond market should give up its slightly negative tone and return to more of an equilibrium position. We also believe that the Fund is well positioned for such a market, and that it continues to offer an attractive tax-free yield to shareholders - particularly those seeking to take advantage of the double tax-free power of the Heartland Wisconsin Tax Free Fund.

                             As of December 31, 2001
--------------------------------------------------------------------------------
                              December SEC Yield/2/

Heartland Wisconsin Tax Free Fund ....................................     4.41%

Equivalent taxable yield at a 39.6% federal rate .....................     8.02%


                         Average Annual Total Returns/1/

                                                 One    Three   Five  Since Inception
                                                 Year   Year    Year     (4/3/92)
--------------------------------------------------------------------------------
Wisconsin Tax Free Fund                         5.23%   3.03%   4.49%      5.37%
--------------------------------------------------------------------------------
Lehman 20-Year Municipal Bond Index             4.87    4.82    6.40       7.32
--------------------------------------------------------------------------------


                       Portfolio Highlights and Statistics

Number of holdings ...............................................          108
Net assets .......................................................  $90.97 mil.
NAV ..............................................................       $ 9.87
YTD % of income subject to AMT ...................................         18.9%


               Top Five Holdings/3/ -- % of Net Assets by Project

Milwaukee, WI Redevelopment Authority (2430 W. Wis. Ave./MLK Jr Dr.) ..............  7.8%
Milwaukee, WI Redevelopment Authority (Schlitz Park) ..............................  6.8
SE Wisconsin Professional Baseball Park District (Miller Park) ....................  6.0
Green Bay/Brown County Pro Football Stadium District (Lambeau Field Renovation) ...  5.7
Guam Power Authority ..............................................................  5.4

/1/Past Performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices.

The Lehman 20-Year Municipal Bond Index consists of bonds having a minimum credit rating of at least Baa, an outstanding par value of at least $3 million, and issued as part of a transaction of at least $50 million. Indices are unmanaged, and therefore do not reflect the cost of portfolio management or trading. It is not possible to invest directly in any index.

/2/Based on a Wisconsin tax rate of 6.75% and a 2001 blended federal tax rate, adjusted for the maximum phase-out of itemized deductions and personal exemptions and adjusted to reflect the deductibility of state taxes, resulting in an effective combined tax rate of 45.03%. The 2001 blended federal tax rate includes certain rate reductions effective July 1, 2001. Additional rate reductions scheduled to become effective in future years may result in lower tax equivalent yields. Income may be subject to the alternative minimum tax. SEC annualized yield for the 30 days ended 12/31/01.

/3/Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Not all portfolio holdings experienced similar results as those listed. Some holdings may have lost value.

                                                                             | 3

                             WISCONSIN TAX FREE FUND
                              Financial Statements

Schedule of Investments                                                                                    December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------
HEARTLAND WISCONSIN TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------

   Par Amount   Municipal Bonds                                                         Coupon     Maturity          Value
-----------------------------------------------------------------------------------------------------------------------------
     WISCONSIN - 89.27%
$  300,000       Appleton, WI Housing Authority .....................................    6.500%     10/01/2016    $    248,424
 1,390,000       Appleton, WI Housing Authority .....................................    6.750      10/01/2026       1,096,293
   360,000       Appleton, WI Redevelopment Authority - Fox Cities Performing Arts ..    4.750      09/01/2017         342,184
   435,000       Appleton, WI Redevelopment Authority - Fox Cities Performing Arts ..    4.850      09/01/2019         419,901
 2,845,000       Brown County, WI Housing Authority - River Park Terrace ............    6.500      06/01/2019       2,781,101
 1,930,000       Cudahy, WI Community Development Authority .........................    5.100      06/01/2017       1,917,320
 1,575,000       Cudahy, WI Community Development Authority .........................    5.125      06/01/2019       1,561,313
   685,000       Eau Claire, WI Housing Authority - London Hill .....................    6.250      05/01/2015         673,999
 1,250,000       Glendale, WI Community Development Authority .......................    4.750      09/01/2017       1,171,088
 1,000,000       Glendale, WI Community Development Authority .......................    5.400      09/01/2018         969,610
 1,000,000       Glendale, WI Community Development Authority .......................    4.875      09/01/2019         942,580
 1,000,000       Green Bay, WI - Lambeau Field Renovation ...........................    4.850      02/01/2015         994,880
 2,500,000       Green Bay, WI - Lambeau Field Renovation ...........................    5.000      02/01/2019       2,474,125
 2,655,000       Green Bay, WI Housing Authority - Pheasant Run Project .............    6.500      09/01/2019       2,635,433
   100,000       Hartford, WI Community Development Authority .......................    5.450      12/01/2002         102,978
   200,000       Hartford, WI Community Development Authority .......................    5.800      12/01/2005         210,626
   210,000       Hartford, WI Community Development Authority .......................    6.000      12/01/2007         218,488
   225,000       Hartford, WI Community Development Authority .......................    6.100      12/01/2008         233,645
   250,000       Hudson, WI Housing Authority - Wintergreen Apartments ..............    6.000      07/01/2020         232,350
   725,000       Jackson, WI Community Development Authority ........................    5.100      12/01/2017         699,379
 1,760,000       La Crosse, WI Housing Authority - Forest Park Project ..............    6.375      12/01/2018       1,719,872
   450,000       La Crosse, WI Housing Authority - Ping Manor Project ...............    6.000      04/01/2005         454,694
 1,100,000       La Crosse, WI Housing Authority - Ping Manor Project ...............    6.375      04/01/2012       1,093,752
   750,000       Lake Delton, WI CDA - Woodland Park Project ........................    5.400      02/20/2043         716,670
   305,000       Madison, WI CDA - Dempsey Manor Project ............................    6.400      10/01/2018         294,941
   160,000       Madison, WI CDA - Dempsey Manor Project ............................    6.650      10/01/2025         147,989
 1,435,000       Madison, WI CDA - Edgewood College .................................    6.250      04/01/2014       1,469,096
 1,000,000       Madison, WI CDA - Meriter Retirement Project .......................    6.125      12/01/2019         945,940
   100,000       Menomonee Falls, WI CDA - Village Square Project ...................    5.200      09/01/2009          99,930
   940,000       Menomonee Falls, WI CDA - Village Square Project ...................    5.350      09/01/2016         936,146
 1,270,000       Milwaukee, WI Housing Authority - Renaissance Apartments ...........    5.250      01/01/2025       1,236,929
 3,000,000       Milwaukee, WI Redevelopment Authority - Campus Town ................    5.700      11/01/2018       3,097,379
 3,000,000       Milwaukee, WI Redevelopment Authority - Schlitz Park ...............    5.600      01/01/2015       2,924,880
 3,350,000       Milwaukee, WI Redevelopment Authority - Schlitz Park ...............    5.500      01/01/2017       3,235,362
 1,755,000       Milwaukee, WI Redev. Auth. - 2430 W. Wisconsin Ave./MLK Jr. Dr. ....    5.600      09/01/2009       1,839,362
 5,000,000       Milwaukee, WI Redev. Auth. - 2430 W. Wisconsin Ave./MLK Jr. Dr. ....    5.500      09/01/2012       5,234,699
   500,000       Milwaukee, WI Redevelopment Authority - Summerfest Project .........    4.700      08/01/2015         484,220
   500,000       Milwaukee, WI Redevelopment Authority - Summerfest Project .........    4.800      08/01/2016         486,570
   750,000       Milwaukee, WI Redevelopment Authority - Summerfest Project .........    4.950      08/01/2020         735,630
   200,000       Milwaukee, WI Redevelopment Authority - YWCA .......................    5.150      06/01/2019         200,230
   215,000       Milwaukee, WI Redevelopment Authority - YWCA .......................    5.250      06/01/2019         203,594
   175,000       Milwaukee, WI Redevelopment Authority - YWCA .......................    5.200      06/01/2029         172,788
 1,050,000       Milwaukee, WI Redevelopment Authority - YWCA .......................    5.300      06/01/2029         982,517
    70,000       New Berlin, WI Housing Authority - Apple Glen Project ..............    0.000      05/01/2007          52,326
    65,000       New Berlin, WI Housing Authority - Apple Glen Project ..............    0.000      11/01/2007          47,279
    70,000       New Berlin, WI Housing Authority - Apple Glen Project ..............    0.000      05/01/2009          45,237
    65,000       New Berlin, WI Housing Authority - Apple Glen Project ..............    0.000      11/01/2009          40,772
    70,000       New Berlin, WI Housing Authority - Apple Glen Project ..............    0.000      05/01/2010          42,208
 1,210,000       New Berlin, WI Housing Authority - Apple Glen Project ..............    6.700      11/01/2017       1,211,331

4 | Annual Report: December 31, 2001

Schedule of Investments                                                                                    December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------
HEARTLAND WISCONSIN TAX FREE FUND [cont'd]
-----------------------------------------------------------------------------------------------------------------------------

   Par Amount   Municipal Bonds (cont'd)                                                Coupon     Maturity          Value
-----------------------------------------------------------------------------------------------------------------------------
         WISCONSIN - 89.27% [cont'd]
$      165,000     New Berlin, WI Housing Authority - Pinewood Creek Project .......    6.850%     11/01/2013    $    167,188
     1,015,000     New Berlin, WI Housing Authority - Pinewood Creek Project .......    7.125      05/01/2024       1,021,770
     1,000,000     New Richmond, WI Com. Dev. Authority - Senior Housing ...........    5.850      10/01/2020         858,760
     3,000,000     New Richmond, WI Com. Dev. Authority - Senior Housing ...........    6.000      10/01/2032       2,529,570
        80,000     Oak Creek, WI Housing Authority - Country Oaks II Project .......    6.000      08/01/2010          84,683
     1,440,000     Oak Creek, WI Housing Authority - Country Oaks II Project .......    6.200      08/01/2017       1,491,250
     2,960,000     Oak Creek, WI Housing Authority - Country Oaks II Project .......    6.300      08/01/2028       3,036,545
        50,000     Oak Creek, WI Housing Authority - Wood Creek Project ............    0.000      07/20/2007          37,971
       125,000     Oak Creek, WI Housing Authority - Wood Creek Project ............    0.000      01/20/2011          78,076
       125,000     Oak Creek, WI Housing Authority - Wood Creek Project ............    0.000      07/20/2011          76,203
        65,000     Oak Creek, WI Housing Authority - Wood Creek Project ............    0.000      01/20/2012          38,266
       125,000     Oak Creek, WI Housing Authority - Wood Creek Project ............    0.000      01/20/2013          69,665
       125,000     Oak Creek, WI Housing Authority - Wood Creek Project ............    0.000      07/20/2013          67,979
        60,000     Oak Creek, WI Housing Authority - Wood Creek Project ............    0.000      01/20/2014          31,564
     1,000,000     Oak Creek, WI Housing Authority - Wood Creek Project ............    5.500      07/20/2019       1,002,260
     2,130,000     Oak Creek, WI Housing Authority - Wood Creek Project ............    5.625      07/20/2029       2,130,958
     2,800,000     Oconto Falls, WI CDA - Oconto Falls Tissue ......................    7.750      12/01/2022       2,414,020
     1,455,000     Oconto Falls, WI CDA - Oconto Falls Tissue ......................    8.125      12/01/2022       1,304,611
       200,000     Outagamie, WI HA - 1st Mortgage Revenue Bonds/Section 8 .........    5.000      11/15/2003         201,366
       105,000     St. Croix Falls, WI CDA Lease Revenue ...........................    5.900      12/01/2006         111,610
       115,000     St. Croix Falls, WI CDA Lease Revenue ...........................    6.000      12/01/2007         122,452
     1,190,000     St. Croix Falls, WI CDA Lease Revenue ...........................    6.400      12/01/2014       1,275,930
       970,000     SE WI Professional Baseball Park District .......................    0.000      12/15/2015         469,558
     1,000,000     SE WI Professional Baseball Park District .......................    0.000      12/15/2017         426,870
     2,150,000     SE WI Professional Baseball Park District - Miller Park .........    5.500      12/15/2026       2,209,383
     3,000,000     SE WI Professional Baseball Park District - Miller Park .........    6.100      12/15/2029       3,269,249
       100,000     Stevens Point, WI CDA - Mortgage Refunding - Edgewater ..........    6.500      09/01/2006         101,093
       560,000     Stevens Point, WI CDA - Mortgage Refunding - Edgewater ..........    6.625      09/01/2009         565,230
     1,500,000     Waukesha, WI HA - Oak Hill Terrace Project ......................    5.450      06/01/2027       1,495,830
        75,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      05/01/2003          70,505
       100,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      11/01/2003          91,838
       105,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      05/01/2004          93,887
       100,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      11/01/2004          87,290
        70,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      05/01/2005          59,457
       100,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      11/01/2005          82,880
       105,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      05/01/2006          83,705
       105,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      05/01/2008          74,042
       100,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      11/01/2008          68,595
       105,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      05/01/2009          69,171
       100,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      11/01/2009          64,027
       105,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      05/01/2010          64,708
       100,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    0.000      11/01/2010          59,861
     1,060,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    6.700      11/01/2019       1,044,715
       550,000     Wauwatosa, WI HA - Hawthorne Terrace Project ....................    6.700      11/01/2022         542,047
       100,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds/Section 8 ..    5.625      05/01/2005          99,231
       105,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds/Section 8 ..    5.625      05/01/2006         102,846
       115,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds/Section 8 ..    5.625      05/01/2007         111,624
       120,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds/Section 8 ..    5.625      05/01/2008         115,453
       125,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds/Section 8 ..    5.625      05/01/2009         118,763
       135,000     Winnebago County, WI HA - 1st Mortgage Revenue Bonds/Section 8 ..    5.625      05/01/2010         126,576
        15,000     Winnebago County, WI Housing Authority - Series A ...............    6.300      03/01/2002          15,015
       195,000     Winnebago County, WI Housing Authority - Series A ...............    6.875      03/01/2012         195,094
       380,000     Winnebago County, WI Housing Authority - Series A ...............    7.125      03/01/2022         380,224
     2,500,000     Wisconsin Center - Revenue Bond - Public Improvements ...........    0.000      12/15/2026         615,075
                                                                                                                 ------------
                                                                                                                   81,204,599

                                                                             | 5

Schedule of Investments                                                                                    December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------
HEARTLAND WISCONSIN TAX FREE FUND [cont'd]
-----------------------------------------------------------------------------------------------------------------------------

   Par Amount   Municipal Bonds (cont'd)                                                Coupon      Maturity         Value
-----------------------------------------------------------------------------------------------------------------------------
         GUAM - 5.41%
$    5,000,000     Guam Power Authority ..............................................  5.125%     10/01/2029    $  4,924,150
                                                                                                                 ------------
           TOTAL MUNICIPAL BONDS - 94.68%(Cost $86,593,975) ..........................                           $ 86,128,749
                                                                                                                 ------------
           TOTAL LONG-TERM INVESTMENTS - 94.68%(Cost $86,593,975) ....................                           $ 86,128,749
                                                                                                                 ------------

WISCONSIN VARIABLE RATE MUNICIPAL DEMAND BONDS (*) - 4.13%

       835,000     Green Bay, WI - Lambeau Field Renovation ..........................  1.500      2/01/2029          835,000
       920,000     Green Bay, WI - Lambeau Field Renovation ..........................  1.500      2/01/2030          920,000
     1,000,000     Green Bay, WI Redevelopment Authority - Bellin Memorial Hospital ..  1.600      2/15/2031        1,000,000
     1,000,000     Milwaukee, WI Redevelopment Authority - Library Hill Project ......  1.600      8/01/2023        1,000,000
                                                                                                                 ------------
           TOTAL WISCONSIN VARIABLE
           RATE MUNICIPAL DEMAND BONDS - 4.13%(Cost $3,755,000) ......................                           $  3,755,000
                                                                                                                 ------------
           TOTAL SHORT-TERM INVESTMENTS - 4.13%(Cost $3,755,000) .....................                           $  3,755,000
                                                                                                                 ------------

                   TOTAL INVESTMENTS (Cost $90,348,975) ..............................  98.81%                   $ 89,883,749
                   Cash and receivables, less liabilities ............................   1.19                       1,084,048
                                                                                       -------                   ------------
                   TOTAL NET ASSETS .................................................. 100.00%                   $ 90,967,797
                                                                                       =======                   ============

(*) Variable rate municipal demand bonds are considered short-term obligations and are putable weekly. Interest rates may change periodically on specified dates. The rates listed are as of December 31, 2001.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

6 | Annual Report: December 31, 2001

Statement of Assets and Liabilities                                                December 31, 2001
----------------------------------------------------------------------------------------------------

                                                                                       WISCONSIN
                                                                                        TAX FREE
                                                                                          FUND
----------------------------------------------------------------------------------------------------
ASSETS:
   Investments in securities, at cost ..........................................     $ 90,348,975
                                                                                     ============

   Investments in securities, at value .........................................     $ 89,883,749
   Cash ........................................................................          271,405
   Accrued dividends and interest ..............................................        1,209,029
   Prepaid expenses ............................................................            2,731
                                                                                     ------------
     Total Assets ..............................................................       91,366,914
                                                                                     ------------
LIABILITIES:
   Distributions payable .......................................................          364,239
   Accrued expenses ............................................................           34,878
                                                                                     ------------
     Total Liabilities .........................................................          399,117
                                                                                     ------------
TOTAL NET ASSETS ...............................................................     $ 90,967,797
                                                                                     ============
NET ASSETS CONSIST OF:
   Paid in capital .............................................................     $ 95,396,676
   Distributions in excess of net investment income ............................          (12,270)
   Accumulated undistributed net realized losses on investments ................       (3,951,383)
   Net unrealized depreciation on investments ..................................         (465,226)
                                                                                     ------------
TOTAL NET ASSETS ...............................................................     $ 90,967,797
                                                                                     ============
   Shares outstanding ($.001 par value
   100,000,000 shares authorized) ..............................................        9,216,037
                                                                                     ============
NET ASSET VALUE, OFFERING PRICE &
REDEMPTION PRICE PER SHARE .....................................................     $       9.87
                                                                                     ============

The accompanying Notes to Financial Statements are an integral part of this Statement.

                                                                             | 7

Statement of Operations                                       For the year ended December 31, 2001
----------------------------------------------------------------------------------------------------

                                                                                       WISCONSIN
                                                                                        TAX FREE
                                                                                          FUND
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ....................................................................      $ 5,328,261
                                                                                      -----------
     Total investment income ...................................................        5,328,261
                                                                                      -----------
EXPENSES:
   Management fees .............................................................          608,843
   Transfer agent fees .........................................................           71,001
   Fund accounting fees ........................................................           52,183
   Custodian fees ..............................................................            5,317
   Printing and communications .................................................           11,466
   Postage .....................................................................            8,170
   Legal fees ..................................................................           94,777
   Registration fees ...........................................................              434
   Directors' fees .............................................................           34,285
   Audit fees ..................................................................           30,618
   Other operating expenses ....................................................           27,766
                                                                                      -----------
   Total expenses ..............................................................          944,860
   Less: Fees paid indirectly ..................................................           (5,317)
                                                                                      -----------
   Net expenses ................................................................          939,543
                                                                                      -----------
NET INVESTMENT INCOME ..........................................................        4,388,718
                                                                                      -----------
REALIZED & UNREALIZED GAINS
ON INVESTMENTS:
   Net realized gains on:
     Long positions ............................................................          194,629
   Net decrease in unrealized depreciation on:
     Long positions ............................................................          206,779
                                                                                      -----------
TOTAL REALIZED & UNREALIZED GAINS
ON INVESTMENTS .................................................................          401,408
                                                                                      -----------
NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS ...............................................      $ 4,790,126
                                                                                      ===========

The accompanying Notes to Financial Statements are an integral part of this Statement.

8 | Annual Report: December 31, 2001

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------
                                                                                       WISCONSIN
                                                                                     TAX FREE FUND
                                                                        ----------------------------------------
                                                                            Year Ended           Year Ended
                                                                           Dec. 31, 2001        Dec. 31, 2000
                                                                        ----------------------------------------
OPERATIONS:
   Net investment income .............................................     $  4,388,718         $   6,554,769
   Net realized gain (losses) on investments .........................          194,629            (2,705,930)
   Net decrease in unrealized depreciation on investments ............          206,779             5,024,477
                                                                           ------------         -------------
     Net increase in net assets resulting from operations ............        4,790,126             8,873,316
                                                                           ------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .............................................       (4,400,988)           (6,554,769)
                                                                           ------------         -------------
     Net distributions to shareholders ...............................       (4,400,988)           (6,554,769)
                                                                           ------------         -------------
FUND SHARE ACTIVITY:
   Proceeds from shares issued .......................................       10,756,736             9,382,109
   Reinvested dividends from net investment income ...................        3,254,738             4,533,206
   Cost of shares redeemed ...........................................      (27,250,264)          (43,949,481)
                                                                           ------------         -------------
     Net decrease in net assets derived
        from Fund share activity .....................................      (13,238,790)          (30,034,166)
                                                                           ------------         -------------

TOTAL DECREASE IN NET ASSETS .........................................      (12,849,652)          (27,715,619)

NET ASSETS AT THE BEGINNING OF THE YEAR ..............................      103,817,449           131,533,068
                                                                           ------------         -------------

NET ASSETS AT THE END OF THE YEAR ....................................     $ 90,967,797         $ 103,817,449
                                                                           ============         =============

DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME ......................     $    (12,270)        $          --
                                                                           ============         =============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                                             | 9

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            For the year ended December 31,
                                                                      --------------------------------------------------------------
                                                                          2001          2000        1999         1998        1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year ................................     $   9.83      $   9.64    $  10.48     $  10.44    $  10.16
Income (loss) from investment operations:
     Net investment income ........................................         0.47          0.51        0.51         0.51        0.52
     Net realized and unrealized gains (losses) on investments ....         0.04          0.19       (0.84)        0.04        0.28
                                                                       ---------     ---------   ---------    ---------   ---------
        Total income (loss) from investment operations ............         0.51          0.70       (0.33)        0.55        0.80
Less distributions from:
     Net investment income ........................................        (0.47)        (0.51)      (0.51)       (0.51)      (0.52)
                                                                       ---------     ---------   ---------    ---------   ---------
        Total distributions .......................................        (0.47)        (0.51)      (0.51)       (0.51)      (0.52)
                                                                       ---------     ---------   ---------    ---------   ---------
Net asset value, end of year ......................................     $   9.87      $   9.83    $   9.64     $  10.48    $  10.44
                                                                       =========     =========   =========    =========   =========

TOTAL RETURN ......................................................         5.23%         7.44%      (3.27)%       5.41%       8.06%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of year (in thousands) .......................     $ 90,968      $103,817     $131,533     $143,417   $131,348
     Percentage of operating expenses before interest expense to
        average net assets/(1)/ ...................................         1.00%         0.83%        0.82%        0.78%      0.81%
     Percentage of interest expense to average net assets .........           --          0.01%        0.00%          --         --
     Percentage of net investment income to average net assets ....         4.69%         5.25%        5.01%        4.90%      5.05%
     Portfolio turnover rate ......................................           12%           26%          78%          16%         8%

/(1)/ The ratio does not include fees paid indirectly. If the Fund did not have fees paid indirectly, percentage of net expenses to average net assets for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 would have been 1.01%, 0.84%, 0.83%, 0.80% and 0.82%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

10 | Annual Report: December 31, 2001

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2001
--------------------------------------------------------------------------------
(1)  Organization

     Heartland Group, Inc. (the "Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. The Wisconsin Tax Free Fund, a non-diversified fund (the "Fund"), is one of the seven series of funds issued by the Corporation at December 31, 2001.

(2)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements:

     (a) Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors. There is subjectivity in the valuations provided by the independent pricing service and dealers who make markets in such securities. Accordingly, prices provided may differ from the value that would be realized if the securities were sold.

     (b) The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is recorded.

          Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

     (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Fund are declared daily and distributed monthly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually.

     (d) The Fund records security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund amortizes premium and accretes discount on investments utilizing the effective interest method.

     (e) The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, number of funds, net sales, or some combination thereof, as applicable. Although the Fund's total expenses during the year ended December 31, 2001 declined as compared to the prior year, the Fund's ratio of operating expenses to average net assets increased. This increase in the Fund's expense ratio can be attributed primarily to a decrease in the Fund's average net assets for the current period, the disproportionate decrease in certain operating expenses as compared to the decline in average net assets, an increase in certain operating expenses (primarily professional fees), and the application of the Fund's allocation policies. These and other factors may cause expenses and the Fund's expense ratio to vary in the future. A modification to the application of the Fund's expense allocation policies, made in June 2001, may reduce the volatility in the expense ratios going forward.

     (f) The Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker on a daily basis an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Fund had no open futures contracts at December 31, 2001.

     (g) The Fund entered into a fee arrangement with its custodian bank which provided for a reduction in custody fees based upon net amounts of uninvested cash balances. The reduction of custody expenses is shown on the Statement of Operations as "Fees paid indirectly."

     (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)  Investment Management Fees and Transactions with Related Parties

     The Fund has a management agreement with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Fund pays the Advisor a monthly management fee at the annual rate of 0.65% of the average daily net assets of the Fund.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Fund.

     Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors' fees to be invested in any of the Funds issued by the Corporation. As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

                                                                            | 11

(4)  Investment Transactions and Income Tax Basis Information

     During the year ended December 31, 2001, the cost of purchases and proceeds from sales of securities, other than short-term obligations, were $10,767,598 and $22,635,076, respectively.

     The following information is presented on an income tax basis as of December 31, 2001:

     Cost of investments .............................................   $ 90,348,975
                                                                         ============

     Gross unrealized appreciation ...................................   $  1,937,921
     Gross unrealized depreciation ...................................     (2,403,147)
                                                                         ------------
     Net tax unrealized depreciation .................................   $   (465,226)
                                                                         ============
     Undistributed ordinary income ...................................   $     11,691
     Capital loss carryforward .......................................      3,950,408

     The Federal income tax capital loss carryforward includes $399,536 expiring in 2003; $333,310 expiring in 2005; $376,887 expiring in 2007; $2,326,980 expiring in 2008; and $513,695 expiring in 2009. The Fund does not intend to make distributions of any future realized capital gains until its Federal income tax capital loss carryforward is completely utilized.

     Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts.

     The tax components of dividends paid during the year was as follows:

     Ordinary income .................................................   $   4,400,988

(5)  Fund Share Transactions

                                                                      During the year ended December 31,
                                                           -------------------------------------------------------
                                                                     2001                               2000
------------------------------------------------------------------------------------------------------------------
Shares issued ...............................................      1,083,554                            971,298
Reinvested dividends from net investment income .............        328,616                            469,402
Shares redeemed .............................................     (2,758,770)                        (4,524,934)
                                                                ------------                        ------------
Net decrease in Fund shares .................................     (1,346,600)                        (3,084,234)
                                                                ============                        ============

(6)  Litigation

     Beginning in late October 2000, the Corporation, the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (two other series of the Corporation which are hereinafter referred to as the "High-Yield Funds"), as well as other entities and individuals, including the Advisor and the Corporation's directors, were named as defendants in a number of related actions brought by shareholders of the High-Yield Funds. The majority of these claims have been consolidated into a single class action with respect to which an amended, consolidated complaint has been filed. The complaints allege, among other things, that the information concerning the High-Yield Funds contained in the Corporation's prospectus and other disclosures were false and misleading in that they overstated the High-Yield Funds' net asset values and performance and understated the risks associated with investing in the High-Yield Funds. They also allege that persons who purchased shares of the High-Yield Funds during the class period covered by the subject of the actions suffered damages, and are seeking recovery from the Corporation, the High-Yield Funds, and the other defendants. Several plaintiffs contend that the Corporation, as a whole, including the Fund and the other series, are responsible for such alleged damages. The Corporation and the Advisor intend to vigorously oppose these actions.

                      END OF NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   Federal income tax information (unaudited)

     In early 2002, shareholders received information regarding all distributions paid to them by the Fund during calendar year 2001. No long-term capital gain distributions were designated. For the year ended December 31, 2001, all of the amounts distributed excluding $22,971, were tax exempt income.

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     To the Board of Directors and Shareholders of Heartland Group, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Wisconsin Tax Free Fund (one of the seven portfolios of Heartland Group, Inc., and hereafter referred to as the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     Milwaukee, Wisconsin               PricewaterhouseCoopers LLP
     February 8, 2002



12 | Annual Report: December 31, 2001

                                   MANAGEMENT
--------------------------------------------------------------------------------
Heartland is governed by a Board of Directors that oversees its business affairs, and meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor, Heartland Advisors, Inc. The policy of Heartland is that the majority of Board members are independent of Heartland Advisors. The Directors and officers of Heartland are listed below, together with their principal occupations during the past five years.

Name, Address              Position(s) Held with    Term of Office and               Principal Occupations
and Date of Birth          Heartland Group, Inc.   Length of Time Served             During Past Five Years
-----------------------------------------------------------------------------------------------------------------------------
William J Nasgovitz/(1)/      President and             Since 12/84            President, Chief Executive Officer
789 N. Water Street           Director                                         and Director, Heartland Advisors,
Milwaukee, WI 53202                                                            Inc., since 1982.
10/8/44

Hugh F. Denison/(2)/          Director                  Since 5/89             Educator; Shareholder Ombudsman,
789 N. Water Street                                                            Heartland Advisors, Inc., since
Milwaukee, WI 53202                                                            January 1998; Vice President, Director
4/14/46                                                                        of Research and Director, Heartland
                                                                               Advisors, 1988 to 1996.

Jon D. Hammes                 Director                  From 12/85 to 2/88;    President, Hammes Company
Suite 250                                               Since 5/93             (healthcare service and development
18000 W. Sarah Lane                                                            company) since 1991.
Brookfield, WI 53045
2/17/48

A. Gary Shilling              Director                  Since 4/95             President, A. Gary Shilling & Company
500 Morris Avenue                                                              Inc. (economic consultants and investment
Springfield, NJ 07081                                                          advisors), since 1978.
5/25/37

Allan H. Stefl                Director                  Since 10/98            Senior Vice President, Nestle USA,
800 N. Brand Blvd.                                                             since 1993.
Glendale, CA 91203
8/24/43

Linda F. Stephenson           Director                  Since 5/94             President and Chief Executive Officer,
735 W. Wisconsin Ave. #1200                                                    Zigman Joseph Stephenson (a public
Milwaukee, WI 53233                                                            relations and marketing communications
1/30/41                                                                        firm), since 1989.

Jilaine Hummel Bauer         Vice President             Since 1/98             Senior Vice President and General
789 N. Water Street          and Secretary                                     Counsel, Heartland Advisors, Inc.,
Milwaukee, WI 53202                                                            since January 1998; Secretary, Heartland
8/16/55                                                                        Advisors, Inc., since August 1999; Senior
                                                                               Vice President, Stein Roe & Farnham
                                                                               Incorporated, 1992 to 1998.

Paul T. Beste                Vice President             Since 9/97             Secretary and Treasurer, Heartland Value
789 N. Water Street                                                            Manager, LLC., since August 2000;
Milwaukee, WI 53202                                                            Chief Operating Officer,  Heartland
1/23/56                                                                        Advisors, Inc., since December 1999 and
                                                                               Director, Heartland Advisors, Inc., since
                                                                               June 2000; Senior Vice President - Investment
                                                                               Operations, Heartland Advisors, Inc.,
                                                                               September 1998 to December 1999;
                                                                               Investment Operations Officer, Heartland
                                                                               Advisors, 1997 to 1998; Director of Taxes/
                                                                               Compliance, Strong Capital Management,
                                                                               Inc., 1992 to 1997.

Nicole J. Best               Treasurer                  Since 6/00             Senior Vice President and Treasurer,
789 N. Water Street          Principal Accounting                              Heartland Advisors, Inc., since March 2001;
Milwaukee, WI 53202          Officer                                           employed by Heartland Advisors, Inc., in other
9/2/73                                                                         capacities since march 1998; employed by
                                                                               Arthur Andersen LLP, 1995 to 1998.

Name, Address                 Number of Heartland       Other Directorships
and Date of Birth          Funds Overseen by Director   Held by Director
----------------------------------------------------------------------------
William J Nasgovitz/(1)/               4                        None
789 N. Water Street
Milwaukee, WI 53202
10/8/44

Hugh F. Denison/(2)/                   4                        None
789 N. Water Street
Milwaukee, WI 53202
4/14/46


Jon D. Hammes                          4                        None
Suite 250
18000 W. Sarah Lane
Brookfield, WI 53045
2/17/48

A. Gary Shilling                       4                        None
500 Morris Avenue
Springfield, NJ 07081
5/25/37

Allan H. Stefl                         4                        None
800 N. Brand Blvd.
Glendale, CA 91203
8/24/43

Linda F. Stephenson                    4                        None
735 W. Wisconsin Ave. #1200
Milwaukee, WI 53233
1/30/41

Jilaine Hummel Bauer                   N/A                      N/A
789 N. Water Street
Milwaukee, WI 53202
8/16/55

Paul T. Beste                          N/A                      N/A
789 N. Water Street
Milwaukee, WI 53202
1/23/56

Nicole J. Best                         N/A                      N/A
789 N. Water Street
Milwaukee, WI 53202
9/2/73

/(1)/ Mr. Nasgovitz is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position as its President and as president of Heartland Advisors, Inc.

/(2)/ Mr. Denison is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.

      The standing committees of Heartland's Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Jon D. Hammes, A. Gary Shilling, Allen H. Stefl and Linda F. Stephenson. Mr. Shilling serves as chairman of the audit committee and Ms. Stephenson serves as chairperson of the nominating committee.

      The audit committee annually recommends the selection of the independent public accountants for the Funds to the Board and oversees the preparation of each Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the system and operating procedures employed in connection with the preparation of each Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee had 4 meetings during the fiscal year ended December 31, 2001.

      The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee does not accept recommendations for nominations by shareholders of the Funds. The nominating committee had no meetings during the fiscal year ended December 31, 2001.

                                                                            | 13

                            [LOGO] The Heartland Fund
                            -------------------------
                          AMERICA'S VALUE INVESTOR(R)


                              Individual Investors:
                         1.800.HEARTLN (1.800.432.7856)

                               Financial Advisors:
                   Financial Advisor Services: 1.800.442.6391

                             www.heartlandfunds.com

                  Heartland Investor Services, LLC, Distributor
                      789 N. Water St., Milwaukee, WI 53202

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Heartland Advisors, Inc. or any other person. Any such views are subject to change at any time based upon market or other considerations. These views may not be relied on as investment advice and, because investment decisions for a Heartland Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Heartland Fund.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.